--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS (DELAWARE)
--------------------------------------------------------------------------------

                                             December 15, 2000

Dear Shareholder:

    We are pleased to present the annual report to shareholders for Schroder Capital Funds (Delaware) for the fiscal year ended October 31, 2000.

    Volatility was the hallmark of the fiscal year under review. The early part of the period was characterized by a soaring technology sector, robust U.S. economic growth and higher interest rates in the U.S. and Europe. That environment changed, however. Technology and other "new economy" stocks lost much of their luster on the heels of poor earnings reports, and investors began to rotate into more defensive "old economy" industries. At the same time, global economic growth began to slow, and U.S. interest rates peaked. Indeed, toward the end of the fiscal year, concern mounted about higher oil prices, a weak euro, declining expectations for corporate profits in 2001, and the vulnerability of some of the technology giants such as IBM, Lucent and Intel.

    In general, developed markets performed better than emerging markets during the period, and among the developed markets, those in Europe fared better than those in Asia and the Pacific Rim, which were especially susceptible to the weakness in technology. Emerging markets had been strong early in the period, but suffered in the face of prospects for slower global economic growth.

    Going forward, we expect the Federal Reserve to embark on a modest easing path. In this setting, we continue to believe that strong fundamental research around the globe is essential to successful investment management and that times like these support the case for a disclipined, diversified investment program.

    This report includes performance information, the schedule of investments, comments from portfolio managers, and other relevant information for each Fund. We encourage you to read the report, and we thank you for making Schroders part of your investment program.

                                          Sincerely,

                                          /s/ Alexandra Poe

                                          Alexandra Poe
                                          PRESIDENT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 2000)

PERFORMANCE

    Schroder International Fund's Investor Shares had a total return of 8.02% for the 12 months ended October 31, 2000. The Morgan Stanley Capital International EAFE Index returned -2.82% for the same period.

    Several factors contributed to the Fund's strong performance. Stock selection, as well as industry and country allocation, proved critical to achieving solid returns. Currency management also added value.

MARKET BACKGROUND

    The fiscal year ended October 31, 2000 was quite a volatile year in international markets. Developed markets outperformed emerging markets during the period as a whole, following a steep sell off in emerging markets in the second half of the fiscal year. As global growth began to slow, emerging markets became more vulnerable, as many companies in those countries supply consumers in the developed world. Among developed markets, those in Europe outpaced those in Asia and the Pacific Rim.

    On a sector basis, there was a substantial divergence in performance, as investors rotated into those areas with more dependable earnings particularly during the second half of the fiscal year. The "old economy" industries, such as consumer staples, pharmaceuticals and financials returned to favor and outperformed in the latter part of the fiscal year. By contrast, the formerly high-flying technology and telecommunications sectors that were performing strongly in the first half, retrenched in the face of weaker-than-anticipated results.

PORTFOLIO REVIEW

    The Fund benefited from its country allocations during the period. Earlier in the fiscal year, we reduced exposure to vulnerable areas of the Fund's investible universe, particularly in emerging Asian stocks and interest-sensitive markets of Hong Kong and Singapore. Starting in early March, 2000, we emphasized European markets because we expected them to remain moderately sheltered from the effects of the global economic slowdown. In addition, the weakness in the euro boosted Europe's exports and offset the restrictive impact of higher interest rates. Over the course of the fiscal year, the Fund benefited by moving away from global emerging markets and into developed markets. After locking in the emerging market outperformance through the first quarter, we trimmed our positions in Asia and Latin America, thus avoiding most of the disappointment in the area that occurred since March.

    From a sector perspective, the Fund benefited from its overweighted position in the technology, telecommunications and media sectors early in the fiscal year and from its timely shift into more value-oriented industries, such as pharmaceuticals and financials. The Fund's top-performing holding was SANOFI-SYNTHELABO, a French pharmaceutical company. Other names that contributed to the Fund's performance included DEUTSCHE BANK, UBS and ING. These stocks performed well despite a series of rate hikes by the European Central Bank to defend the beleaguered euro. Despite the difficult environment for technology companies, two of the Fund's holdings in that industry--ALCATEL, a French telecommunications supplier, and SUMITOMO ELECTRIC--surged during the period. Our position in NISSAN MOTORS also contributed to the Fund's outperformance. In addition, the Fund's avoidance of the German, French, British, and Japanese established telecom companies proved beneficial. Holdings in the technology, telecommunications and media sectors constrained the Fund's performance. These stocks included ERICSSON, SONERA, SAMSUNG, CAP GEMINI, CANAL PLUS, and TELEWEST.

    Currency management also added value to the Fund during this period. The yen weakened modestly, contrary to market expectations of a meaningful appreciation in that currency.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

OUTLOOK

    We expect global growth to slow from the peak achieved early in 2000, reflecting increased interest rates in the U.S. and Europe and higher oil prices. In this environment, Asia is likely to feel the greatest impact. We believe that the combination of an anemic Japanese consumer, a more conservative U.S. consumer and higher oil prices is likely to dim prospects in that region. We therefore expect Asian markets to underperform their western counterparts next year. Japanese equities are likely to continue to struggle, as we expect economic news in Japan to remain lackluster. With fiscal policy options diminished by the heavy government debt burden, we believe that support for the economy will shift toward monetary policy and that monetary easing in Japan will cause some weakening of the yen.

    We believe that the European economy is less vulnerable to the global growth slowdown. Europe enjoys the benefits of an extremely competitive currency, which should boost exports from the region. We anticipate that European equities will be superior performers over the coming year, as local market gains should be enhanced for U.S. investors by gains from an appreciating euro.

    We anticipate that emerging market equities are likely to underperform developed market equities over the next year, as emerging market equities typically do not perform well in an environment of slowing global growth.

    On a sector basis, we expect a continuation of the rotation away from the telecom and technology areas of the market and toward sectors that have been overlooked or underappreciated in recent years. Such industries include pharmaceuticals, retail banks and consumer brands. This trend is consistent with a market that is seeking more dependable and visible profit growth.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THIS VIEW IS INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DOES NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
SCHRODER INTERNATIONAL FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX

          INTERNATIONAL FUND  MSCI EAFE INDEX
10/31/90             $10,000          $10,000
11/30/90              $9,542           $9,412
12/31/90              $9,559           $9,568
1/31/91               $9,822           $9,880
2/28/91              $10,584          $10,941
3/31/91               $9,952          $10,288
4/30/91              $10,045          $10,391
5/31/91              $10,002          $10,501
6/30/91               $9,481           $9,733
7/31/91               $9,919          $10,213
8/31/91               $9,666          $10,007
9/30/91              $10,118          $10,573
10/31/91             $10,044          $10,725
11/30/91              $9,561          $10,226
12/31/91             $10,000          $10,756
1/31/92              $10,025          $10,529
2/29/92               $9,899          $10,155
3/31/92               $9,584           $9,487
4/30/92               $9,892           $9,534
5/31/92              $10,447          $10,174
6/30/92              $10,189           $9,694
7/31/92               $9,893           $9,448
8/31/92              $10,018          $10,042
9/30/92               $9,817           $9,847
10/31/92              $9,552           $9,334
11/30/92              $9,489           $9,425
12/31/92              $9,599           $9,476
1/31/93               $9,580           $9,478
2/28/93               $9,790           $9,766
3/31/93              $10,336          $10,619
4/30/93              $11,035          $11,629
5/31/93              $11,136          $11,876
6/30/93              $11,104          $11,693
7/31/93              $11,491          $12,104
8/31/93              $12,235          $12,759
9/30/93              $12,362          $12,473
10/31/93             $12,947          $12,859
11/30/93             $12,470          $11,737
12/31/93             $13,988          $12,586
1/31/94              $14,787          $13,652
2/28/94              $14,460          $13,615
3/31/94              $13,809          $13,030
4/30/94              $14,204          $13,585
5/31/94              $14,217          $13,508
6/30/94              $14,058          $13,700
7/31/94              $14,287          $13,834
8/31/94              $14,874          $14,163
9/30/94              $14,523          $13,718
10/31/94             $14,771          $14,176
11/30/94             $14,105          $13,497
12/31/94             $13,950          $13,583
1/31/95              $13,139          $13,063
2/28/95              $13,088          $13,026
3/31/95              $13,806          $13,839
4/30/95              $14,222          $14,362
5/31/95              $14,473          $14,192
6/30/95              $14,531          $13,945
7/31/95              $15,284          $14,816
8/31/95              $14,825          $14,253
9/30/95              $15,299          $14,533
10/31/95             $15,004          $14,145
11/30/95             $15,105          $14,541
12/31/95             $15,563          $15,128
1/31/96              $15,959          $15,193
2/28/96              $16,133          $15,246
3/31/96              $16,372          $15,571
4/30/96              $16,842          $16,027
5/31/96              $16,842          $15,733
6/30/96              $16,991          $15,824
7/31/96              $16,430          $15,363
8/31/96              $16,553          $15,399
9/30/96              $16,883          $15,811
10/31/96             $16,512          $15,651
11/30/96             $17,139          $16,275
12/31/96             $17,108          $16,068
1/31/97              $16,933          $15,509
2/28/97              $17,381          $15,765
3/31/97              $17,478          $15,823
4/30/97              $17,566          $15,910
5/31/97              $18,744          $16,946
6/30/97              $19,649          $17,883
7/31/97              $19,971          $18,175
8/31/97              $18,199          $16,818
9/30/97              $19,192          $17,761
10/31/97             $17,887          $16,396
11/30/97             $17,556          $16,229
12/31/97             $17,680          $16,372
1/31/98              $18,375          $17,121
2/28/98              $19,461          $18,219
3/31/98              $20,253          $18,781
4/30/98              $20,655          $18,930
5/31/98              $20,796          $18,839
6/30/98              $20,644          $18,983
7/31/98              $20,720          $19,176
8/31/98              $18,299          $16,801
9/30/98              $17,756          $16,287
10/31/98             $18,570          $17,985
11/30/98             $19,450          $18,908
12/31/98             $20,070          $19,655
1/31/99              $20,495          $19,599
2/28/99              $20,216          $19,132
3/31/99              $20,734          $19,932
4/30/99              $21,386          $20,741
5/31/99              $20,681          $19,675
6/30/99              $21,452          $20,443
7/31/99              $22,050          $21,051
8/31/99              $21,891          $21,129
9/30/99              $21,625          $21,343
10/31/99             $22,622          $22,144
11/30/99             $23,831          $22,916
12/31/99             $26,289          $24,974
1/31/00              $25,734          $23,389
2/29/00              $27,137          $24,020
3/31/00              $27,063          $24,951
4/30/00              $25,940          $23,640
5/31/00              $26,130          $23,064
6/30/00              $26,977          $23,965
7/31/00              $26,437          $22,964
8/31/00              $25,940          $23,164
9/30/00              $24,787          $22,038
10/31/00             $24,437          $21,519

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

                                                     ONE YEAR ENDED     FIVE YEARS ENDED    TEN YEARS ENDED
                                                    OCTOBER 31, 2000    OCTOBER 31, 2000    OCTOBER 31, 2000
                                                    ----------------    ----------------    ----------------
Schroder International Fund--Investor Shares......         8.02%              10.20%(a)           9.35%(a)

                  (a)   Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2000

                               COUNTRY WEIGHTINGS

COUNTRY                          % OF NET ASSETS
------------------------------------------------
United Kingdom                         16.6%
Japan                                  13.1
Germany                                12.7
Netherlands                             9.3
Switzerland                             8.0
France                                  5.5
Spain                                   4.4
Italy                                   4.0
Canada                                  2.2
Sweden                                  2.1
Finland                                 2.0
Australia                               0.8
Korea                                   0.4
South Africa                            0.3
Taiwan                                  0.0
Cash Equivalents and Other
  Net Assets                           18.6
                                     ------
Total                                 100.0%
                                     ======

                                TOP TEN HOLDINGS

SECURITY                         % OF NET ASSETS
------------------------------------------------
Novartis                                3.7%
Vodafone Group                          3.2
Glaxo Wellcome                          2.9
E.On                                    2.8
ING Groep                               2.7
UBS                                     2.6
Deutsche Bank                           2.3
Munchener Ruckversicherungs             2.2
Telefonaktiebolaget LM
  Ericcson "B" Shares                   2.1
Endesa                                  2.1
                                      -----
Total                                  26.6%
                                      =====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 2000)

PERFORMANCE

    Schroder Emerging Markets Fund's Investor Shares had a total return of -10.00% for the 12-month period ended October 31, 2000. The Morgan Stanley Capital International Emerging Markets Free Index returned -7.7% over the same period.

    The Fund suffered from poor stock selection in Asia, particularly in the technology sector in India and Korea. Stock selection in Turkey also hurt performance. Our overweighted positions in Latin America, which experienced an economic recovery, and in Russia, which benefited from high oil prices, only partially offset the lackluster performance.

MARKET BACKGROUND

    Following strong performance in the first half of the period, emerging markets gave back their gains. In the 12 months through October 31, emerging markets generally benefited from more balanced global growth, coupled with continuing domestic economic recovery and company earnings upgrades. However, concerns over a possible sharp slowdown in global economic growth, and the consequent increase in investors' risk aversion, caused emerging markets to underperform developed markets in the second half of the fiscal year. During the first half of the period, the global strength of technology stocks drove those markets with a high concentration of companies in this sector. During the second half of the period, however, those same markets witnessed significant declines.

    Latin America was the strongest region over the period, as equity markets responded to ongoing domestic improvements, Mexican and Brazilian debt rating upgrades, falling interest rates, and reduced political risk. The region benefited from its ongoing economic recovery, although it suffered in the second half of the period from its close links with the U.S. economy. There was also positive news on corporate activity in the form of an announcement by TELEFONICA of Spain that it would buy out minority investors in its Latin American subsidiaries at a 40% premium to the prevailing share price. Recently, the region suffered from fears over the potential impact of a crisis in Argentina.

    Among the emerging markets, the Asian markets were some of the poorest performers, mainly because of concerns over slowing export growth. More specifically, social and political concerns and lack of progress on structural reform dogged the markets of Southeast Asia. Although the region was helped by a recovery in economic growth in the first half of the period, it subsequently suffered from concerns over slowing U.S. economic growth, rising oil prices, fears over weakening personal computer demand, and consequent moderating expectations in the semiconductor sector. We anticipate that Asia will suffer from a U.S. slowdown mainly because of its trade links. On average, exports represent over one-third of GDP and are sensitive to U.S. demand. Markets also suffered from country-specific factors, including political instability in Taiwan and the Philippines. Delays in corporate reform and fears of dilution through equity issuance also hampered some markets.

    Emerging market countries in Europe, the Middle East and Africa (EMEA) were relatively strong in the second half of the period, as investors switched into more defensive markets with improving fundamentals and relative insulation from external events. The best-performing markets were those in which economic recovery or reform stories protected them from global economic uncertainty. This may be because their business cycles have lagged, or because domestic restructuring has opened up new opportunities. Russia responded positively both to the resignation of Yeltsin, given the improved potential for much-needed structural reforms, and to higher oil prices, which provided windfall tax revenues for the government and a substantial current account surplus. Israel was boosted by strong economic fundamentals, falling interest rates and its high concentration in the technology sector, although the latter rendered it a victim of the shakeout in global technology stocks that followed. Recently, Israel suffered from a breakdown in the peace process--a factor that threatens domestic economic growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

PORTFOLIO REVIEW

    Our core investment philosophy for fiscal 2000 was based on our expectation for a soft landing for the global economy. We therefore increased the Fund's exposure to Latin America during the period, favoring Brazil relative to Mexico, as interest rates were expected to fall further and valuations were compelling. However, we recently trimmed the Fund's exposure to the region, in light of concerns about the impact of a possible devaluation and default in Argentina.

    Within Asia, the Fund benefited from an overweighted position in the hardware-dominated markets of Taiwan and Korea, which were boosted by a global shortage of components. We then reduced the Fund's exposure to these markets, however, as they suffered from political uncertainty and concerns over a peak in the semiconductor cycle. Elsewhere in Asia, we favored China, as economic growth continued to strengthen and should be further bolstered by entry into the World Trade Organization (WTO) later in 2000.

    We retained our underweighted position in EMEA, particularly in Greece and South Africa, although we favored Russia, which benefited from domestic restructuring and a high oil price.

OUTLOOK

    In the coming months, we believe that more benign economic data from the U.S. should increase investors' risk tolerance, while local economic and earnings data are expected to remain strong. Although emerging markets remain vulnerable to any worsening in the global economic environment or further oil price increases, we expect that oil price declines and a reduction in interest rates could act as a catalyst for recovery.

    In the longer term, we believe that low relative valuations and generally positive momentum on reform should further support emerging markets. We therefore believe that, notwithstanding short-term uncertainty, we can look for the performance of emerging markets to improve, particularly in those countries displaying a clear commitment to structural reform.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THIS VIEW IS INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DOES NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
SCHRODER EMERGING MARKETS FUND VS. MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE (EMF) INDEX

          EMERGING MARKETS FUND  MSCI EMF INDEX
10/30/97                $10,000         $10,000
10/31/97                $10,010         $10,000
                         $9,670          $9,635
                        $10,050          $9,867
                         $9,370          $9,093
                        $10,140         $10,043
                        $10,440         $10,478
4/30/98                 $10,470         $10,364
                         $9,040          $8,944
                         $8,220          $8,006
                         $8,630          $8,260
                         $6,400          $5,871
                         $6,740          $6,244
10/31/98                 $7,360          $6,901
                         $7,930          $7,475
                         $8,389          $7,367
                         $8,359          $7,248
                         $8,319          $7,319
                         $9,443          $8,283
4/30/99                 $10,858          $9,308
                        $10,657          $9,254
                        $12,232         $10,304
                        $12,252         $10,024
                        $12,403         $10,115
                        $12,032          $9,773
10/31/99                $12,232          $9,981
                        $13,095         $10,876
                        $15,088         $12,259
                        $15,288         $12,332
                        $15,633         $12,495
                        $16,241         $12,556
4/30/00                 $14,123         $11,366
                        $13,631         $10,896
                        $13,998         $11,280
                        $13,243         $10,700
                        $13,484         $10,752
                        $11,995          $9,813
10/31/00                $10,999          $9,102

The MSCI EMF Index is an unmanaged market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, Latin America and the Pacific Basin. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent MSCI EMF (ex-Malaysia).

PERFORMANCE INFORMATION

                                                               ONE YEAR ENDED       INCEPTION TO
                                                              OCTOBER 31, 2000    OCTOBER 31, 2000*
                                                              ----------------    -----------------
Schroder Emerging Markets Fund--Investor Shares.............           -10.00%           3.22%

                    * Average annual total return from commencement of Fund operations (October 31, 1997)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2000

                               COUNTRY WEIGHTINGS

COUNTRY                          % OF NET ASSETS
------------------------------------------------
Korea                                  13.4%
Brazil                                 11.3
Hong Kong                              10.5
Mexico                                 10.4
Taiwan                                  9.0
South Africa                            5.4
Turkey                                  4.8
Israel                                  4.4
Russia                                  3.9
India                                   3.1
Greece                                  2.1
Malaysia                                1.7
China                                   1.6
Thailand                                1.5
Poland                                  1.4
Hungary                                 1.4
Indonesia                               1.3
Chile                                   1.1
Egypt                                   0.6
Zimbabwe                                0.5
Phillipines                             0.5
Czech Republic                          0.4
Argentina                               0.4
Peru                                    0.2
Cash Equivalents and Other
  Net Assets                            9.1
                                     ------
Total                                 100.0%
                                     ======

                                TOP TEN HOLDINGS

SECURITY                         % OF NET ASSETS
------------------------------------------------
Telefonos de Mexico ADR                 4.5%
Samsung Electronics                     3.7
Korea Electric Power (KEPCO)
  ADR                                   3.6
China Unicom                            3.3
China Mobile (Hong Kong)                3.2
Korea Telecom ADR                       2.6
Taiwan Semiconductor
  Manufacturing                         2.4
Brilliance China Automotive
  Holdings                              2.1
Check Point Software
  Technologies                          2.1
SK Telecom. Krw500                      1.9
                                      -----
Total                                  29.4%
                                      =====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 2000)

PERFORMANCE

    The Schroder International Smaller Companies Fund's Investor Shares had a total return of 22.37% over the 12 months ended October 31, 2000. The Salomon Smith Barney EMI EPAC Index fell by 2.2% over the same period.

    Stock selection was the key to strong relative performance throughout the period. Country allocation and currency hedging also made modest positive contributions.

MARKET BACKGROUND

    Smaller companies in the U.K. exhibited the strongest performance over the fiscal year. Growth remained fairly subdued, but optimism over interest rate cuts increased through the period, and a modest retracement of previous strength in sterling supported equities. A high level of merger and acquisition activity also buoyed values in this sector.

    Continental European smaller companies offered positive returns in dollar terms, despite the weakness of the euro. Economic growth remained healthy, although a maturing of the cycle was evident in the ECB-led increases in short-term interest rates. The first half of the fiscal year witnessed a continuation of the strength in "new economy" stocks--a trend that came to an abrupt halt in March and April, as investors sought exposure to more traditional market sectors.

    In Asia, smaller companies turned in a particularly disappointing performance. Hong Kong and Singapore retrenched, following the strong gains seen in 1999, as the pace of economic growth flattened out after the strong recovery from the 1997-98 crisis. During the second half of the fiscal year, the rising concerns over the technology manufacturing cycle and the impact of slower U.S. growth on Asian exports further depressed sentiment.

    In Japan, the start of the fiscal year coincided with a period of weak economic data. Although corporate results generally exceeded expectations, and the economy recovered somewhat over the course of 2000, largely because of strong private capital spending, equities still struggled. Foreign investors were net sellers, reversing their stance of the previous 12 months, while domestic investors showed little enthusiasm for equities. Following a strong calendar 1999, growth stocks performed very poorly, reacting to the excessive peak valuations.

PORTFOLIO REVIEW

    Through most of the period, the Fund maintained an overweight position in Continental European equities, balanced by underweight positions in the U.K. and Japan. This positioning was balanced at the end of the period by a temporarily high cash position, which has since been reduced.

    In Europe, we trimmed the Fund's exposure to the technology sectors in the second half of the fiscal year, but remained overweighted. Sales in the sector included ENDEMOL ENTERTAINMENT, a Dutch content provider, MODERN TIMES GROUP, a Swedish media company, and the partial sale of INFOGRAMES, a French console game designer. We sought out growth opportunities in other areas such as healthcare, with the purchase of QIAGEN (a Dutch manufacturer of DNA purification equipment), BIACORE (a Swedish supplier of pre-clinical screening equipment), and MAXIM PHARMACEUTICAL.

    With valuations becoming more reasonable following the decline in the "new economy" sectors in Japan, we made selected purchases in this area late in the fiscal year. New holdings included BELLSYSTEM24 (a call center

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
operator) and KADOKAWA SHOTEN, a content provider. Elsewhere, we continued our focus on areas of secular growth in both healthcare (TORII PHARMACEUTICAL), and in specialty retailing, where new purchases included UNITED ARROWS (fashion retailing) and KOMERI (home centers).

    Reflecting the prospect of a less supportive global growth environment, we pursued areas of defensive growth in the Pacific (ex Japan) portion of the Fund's portfolio. New purchases included SINGAPORE AIRPORT TERMINAL SERVICES and SIA ENGINEERING, which we believe will continue to benefit from the long-term growth in air traffic in the region, a trend which we believe will continue regardless of the global economic cycle.

    In the United Kingdom, we remained generally cautious, particularly on the technology sector, where we believed that valuations generally were unattractive -- especially compared with similar companies in continental Europe. We increased the Fund's exposure in the media sector, with new holdings in STERLING PUBLISHING, JOHNSTON PRESS, and SCOTTISH RADIO HOLDINGS.

OUTLOOK

    In general, smaller company equities do not perform well in periods of slowing world economic activity and general caution toward equities. In a number of markets, smaller company stocks displayed greater sensitivity to the economic cycle than did their larger counterparts, and the inferior liquidity of small cap stocks can amplify stock price movements. On a more positive note, the valuations of smaller companies remain lower relative to those of larger names and offer at least comparable earnings growth. Furthermore, although world growth is set to slow, inflation pressures remain benign, despite the strength of oil prices. The U.S. and, to a lesser extent, Europe, enjoy a high degree of maneuverability in terms of both monetary and fiscal policy. This provides some level of comfort that a soft landing may be achieved and therefore limits the adverse impact upon corporate profits generally.

    We continue to take a very selective approach to investing in smaller equities, focusing on companies that offer exposure to sectors and markets that offer secular and visible growth regardless of economic cycles.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THIS VIEW IS INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DOES NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND VS.
SALOMON SMITH BARNEY EXTENDED MARKET INDEX (EMI) (EUROPE PACIFIC BASIN
COUNTRIES)

          INTERNATIONAL SMALLER  SALOMON SMITH BARNEY
                 COMPANIES FUND        EMI EPAC INDEX
11/4/96                 $10,000               $10,000
11/30/96                 $9,970               $10,147
12/31/96                 $9,918                $9,962
1/31/97                  $9,527                $9,697
2/28/97                  $9,678                $9,875
3/31/97                  $9,638                $9,765
4/30/97                  $9,357                $9,620
5/31/97                  $9,998               $10,227
6/30/97                 $10,288               $10,469
7/31/97                  $9,948               $10,265
8/31/97                  $9,477                $9,804
9/30/97                  $9,568                $9,932
10/31/97                 $9,227                $9,542
11/30/97                 $8,757                $9,162
12/31/97                 $8,517                $8,939
1/31/98                  $9,177                $9,357
2/28/98                  $9,688               $10,050
3/31/98                 $10,241               $10,522
4/30/98                 $10,763               $10,607
5/31/98                 $11,306               $10,852
6/30/98                 $11,263               $10,546
7/31/98                 $11,530               $10,521
8/31/98                 $10,060                $9,287
9/30/98                  $9,528                $9,007
10/31/98                 $9,954                $9,650
11/30/98                $10,295                $9,968
12/31/98                $10,729               $10,202
1/31/99                 $10,925               $10,162
2/28/99                 $11,478                $9,974
3/31/99                 $12,076               $10,331
4/30/99                 $13,078               $10,860
5/31/99                 $12,963               $10,571
6/30/99                 $14,574               $10,928
7/31/99                 $15,887               $11,349
8/31/99                 $16,393               $11,523
9/30/99                 $16,163               $11,486
10/31/99                $16,462               $11,390
11/30/99                $18,431               $11,791
12/31/99                $20,417               $12,545
1/31/00                 $22,794               $12,217
2/29/00                 $26,755               $12,653
3/31/00                 $25,704               $12,762
4/30/00                 $22,755               $11,960
5/31/00                 $21,236               $11,758
6/30/00                 $22,509               $12,519
7/31/00                 $21,911               $12,080
8/31/00                 $22,677               $12,400
9/30/00                 $22,067               $11,784
10/31/00                $20,132               $11,145

The Salomon Smith Barney EMI EPAC Index is an unmanaged index representing the portion of the Salomon Smith Barney Broad Market Index related to companies with small index capitalization in approximately 22 European and Pacific Basin countries. The Salomon Smith Barney EMI EPAC Index represents the smallest companies in each country based on the total market capital having in the aggregate 20% of the cumulative available market capital in such country.

PERFORMANCE INFORMATION

                                                                 ONE YEAR ENDED       INCEPTION TO
                                                                OCTOBER 31, 2000    OCTOBER 31, 2000*
                                                                ----------------    -----------------
Schroder International Smaller Companies Fund--Investor
  Shares....................................................           22.37%             19.16%

                    * Average annual total return from commencement of Fund operations (November 4, 1996)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2000

                               COUNTRY WEIGHTINGS

COUNTRY                          % OF NET ASSETS
------------------------------------------------
United Kingdom                         22.5%
Japan                                  21.2
Germany                                11.2
France                                  9.9
Netherlands                             5.5
Sweden                                  5.0
Singapore                               3.8
Italy                                   2.4
Spain                                   2.4
Ireland                                 2.0
Switzerland                             1.3
Finland                                 1.1
Hong Kong                               0.9
Austria                                 0.7
Luxembourg                              0.4
Cash Equivalents and Other
  Net Assets                            9.7
                                     ------
Total                                 100.0%
                                     ======

                                TOP TEN HOLDINGS

SECURITY                         % OF NET ASSETS
------------------------------------------------
MLP                                     1.9%
Energiekontor                           1.8
De Rigo ADR                             1.6
Low & Bonar                             1.5
Galen Holdings                          1.5
Fairey Group                            1.5
Genesys                                 1.5
SmartForce ADR                          1.4
Renishaw                                1.4
Sterling Publishing Group               1.3
                                      -----
Total                                  15.4%
                                      =====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 2000)

PERFORMANCE

    Schroder U.S. Large Cap Equity Fund's* Investor Shares had a total return of 18.73% for the fiscal year ended October 31, 2000. The S&P 500 Index rose by 6.08% over the same period.

    Both stock selection and relative sector weights contributed to the Fund's strong performance relative to the Index. Specifically, stock selection in technology, capital goods, and utilities benefited the Fund, as did an underweighted position in communication services, an overweighted position in healthcare, and a significantly overweighted position in technology during the first half of the year. The largest constraint on the Fund's relative performance was an overweighted position in consumer cyclicals, particularly shares of retailers, which lagged the market for most of 2000.

MARKET BACKGROUND

    Technology shares dominated investor attention throughout the fiscal year. Enthusiasm for the new economy, e-commerce, and the Internet propelled the technology sector and the technology-heavy Nasdaq Composite Index to all-time highs in March, 2000. By late spring, however, investors began to question the lofty price/earnings multiples afforded technology issues in an environment of still-sizzling U.S. economic growth and rising interest rates. The Nasdaq Composite Index once again led the broader market--but this time, it led the market lower. In August, markets got a lift from some long-awaited signs of cooling economic growth, a restrained Federal Reserve Bank, and increased conviction that an economic soft landing was attainable. By the end of August, the Nasdaq Composite Index had regained more than half its loss from March highs, and technology issues again outperformed, as investors sought secular top-line growth amid slowing cyclical economic growth.

    The summer rally proved fleeting, however. Most of the major averages tumbled lower toward the Fund's fiscal year-end, amid concerns surrounding rising energy prices, a weak euro, declining expectations for 2001 corporate profits, and recognition that many fast-growing but highly valued technology issues were not immune from a cyclical slowdown. In general, investors sought more defensive sectors of the market. Technology and communication services shares were among the worst performers in the second half of the fiscal year, while utilities were among the best performers. Superior long-term stable earnings growth attracted investors to healthcare also. Relatively attractive valuations and the belief that short-term interest rates had peaked propelled financials significantly higher, as well, over this period.

PORTFOLIO REVIEW

    For the fiscal year as a whole, stock selection in technology drove both absolute and relative performance, despite that sector's second-half decline. The largest contributors to performance were ANALOG DEVICES, ADC TELECOMMUNICATIONS, and NETWORK SOLUTIONS. ANALOG DEVICES benefited from improving fundamentals for computer chip companies in late 1999 and early 2000. The fast pace of growth in the telecommunications sector spurred the performance of ADC TELECOMMUNICATIONS. The explosion in growth of the Internet and e-commerce drove NETWORK SOLUTIONS. SYMBOL TECHNOLOGIES, which provides wireless and mobile information management technologies, and CELESTICA, which provides manufacturing technology and service solutions for circuit and system assembly, also

* On September 11, 2000, the assets of the Schroder Large Capitalization Equity Fund (a series of Schroder Series Trust) were transferred to the Schroder U.S. Diversified Growth Fund in exchange for shares of that Fund. At the same time, the surviving Fund was renamed SCHRODER U.S. LARGE CAP EQUITY FUND.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------
contributed to the Fund's performance, as both benefited from the increased importance of technology in business and commerce. All five issues were sold after the first half of the fiscal year, as the Fund took profits in technology-related shares and reduced its overall technology allocation.

    The biggest detractors to the Fund's performance were also in the technology sector. LSI LOGIC, a manufacturer of integrated circuits and systems, reported second-quarter earnings below expectations and also suffered from the generally negative sentiment for chipmakers. Second-quarter earnings results for NOVELL, a provider of software for network systems, were half of what was forecast, as a result of pressures from the introduction of MICROSOFT'S Windows 2000 and increasing interest in LINUX. INTEL, the leading producer of microprocessors for personal computers, missed forecasts for its third-quarter earnings, reflecting an earlier inventory buildup and a general slowing in personal computer sales growth. The positions in both LSI LOGIC and NOVELL were liquidated as part of the Fund's move to more defensive sectors. INTEL, however, remains a long-term core holding, and while near-term pressures could continue, we believe that the outlook for its Pentium IV processor and the potential for further inroads into the server business remains positive.

OUTLOOK

    The Fund's portfolio is positioned more defensively than it was a year ago. Sector weights, in general, are closer to those of the S&P 500 Index; marginal differences reflect the Fund's view of economic risks going forward. Against a backdrop of potentially disappointing corporate profit growth in 2001, the Fund's portfolio remains underweighted in technology and consumer cyclicals. We favor financials, because we believe that short-term interest rates have peaked. We also remain overweighted in healthcare issues relative to the benchmark, given the visibility and consistency of their earnings. As always, our investment goal for the Fund is to provide competitive returns while managing portfolio risk. We continue to utilize our research resources to identify those companies with both visible prospects for earnings growth and attractive valuations.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THIS VIEW IS INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DOES NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
SCHRODER U.S. LARGE CAP EQUITY FUND VS. STANDARD & POOR'S (S&P) 500 INDEX

       U.S. LARGE CAP EQUITY FUND  S&P 500 INDEX
10/90                     $10,000        $10,000
11/90                     $10,652        $10,643
12/90                     $10,923        $10,935
1/91                      $11,296        $11,420
2/91                      $12,229        $12,236
3/91                      $12,545        $12,525
4/91                      $12,531        $12,560
5/91                      $12,976        $13,099
6/91                      $12,445        $12,500
7/91                      $13,137        $13,085
8/91                      $13,860        $13,393
9/91                      $13,599        $13,176
10/91                     $13,815        $13,353
11/91                     $13,323        $12,813
12/91                     $15,102        $14,279
1/92                      $14,779        $14,015
2/92                      $15,040        $14,194
3/92                      $14,764        $13,917
4/92                      $14,964        $14,323
5/92                      $15,134        $14,401
6/92                      $14,471        $14,192
7/92                      $15,274        $14,764
8/92                      $15,196        $14,466
9/92                      $15,831        $14,633
10/92                     $16,265        $14,686
11/92                     $16,837        $15,182
12/92                     $17,401        $15,382
1/93                      $17,469        $15,495
2/93                      $17,228        $15,704
3/93                      $18,035        $16,043
4/93                      $17,503        $15,650
5/93                      $18,103        $16,071
6/93                      $17,846        $16,125
7/93                      $17,657        $16,047
8/93                      $18,569        $16,558
9/93                      $18,896        $16,437
10/93                     $19,431        $16,772
11/93                     $19,138        $16,614
12/93                     $19,574        $16,819
1/94                      $19,776        $17,385
2/94                      $19,687        $16,914
3/94                      $18,568        $16,177
4/94                      $18,949        $16,384
5/94                      $18,949        $16,653
6/94                      $18,324        $16,245
7/94                      $18,681        $16,778
8/94                      $19,419        $17,465
9/94                      $18,860        $17,039
10/94                     $19,039        $17,423
11/94                     $18,056        $16,788
12/94                     $18,555        $17,037
1/95                      $18,649        $17,478
2/95                      $19,459        $18,160
3/95                      $19,817        $18,696
4/95                      $20,197        $19,245
5/95                      $20,817        $20,015
6/95                      $21,223        $20,479
7/95                      $22,391        $21,159
8/95                      $22,176        $21,212
9/95                      $22,772        $22,107
10/95                     $22,415        $22,028
11/95                     $23,486        $22,995
12/95                     $23,756        $23,439
1/96                      $24,388        $24,235
2/96                      $24,471        $24,461
3/96                      $25,183        $24,696
4/96                      $25,347        $25,059
5/96                      $25,813        $25,705
6/96                      $25,483        $25,803
7/96                      $24,331        $24,662
8/96                      $25,100        $25,183
9/96                      $26,746        $26,601
10/96                     $26,773        $27,335
11/96                     $29,242        $29,401
12/96                     $28,859        $28,819
1/97                      $30,515        $30,620
2/97                      $30,652        $30,859
3/97                      $28,856        $29,588
4/97                      $29,857        $31,354
5/97                      $31,515        $33,251
6/97                      $32,791        $34,741
7/97                      $35,378        $37,506
8/97                      $33,238        $35,406
9/97                      $34,723        $37,346
10/97                     $33,859        $36,099
11/97                     $35,135        $37,770
12/97                     $35,585        $38,420
1/98                      $34,877        $38,846
2/98                      $37,765        $41,647
3/98                      $39,846        $43,779
4/98                      $40,037        $44,221
5/98                      $38,379        $43,461
6/98                      $40,555        $45,225
7/98                      $39,229        $44,741
8/98                      $31,564        $38,272
9/98                      $34,310        $40,725
10/98                     $36,866        $44,036
11/98                     $38,853        $46,705
12/98                     $43,395        $49,395
1/99                      $45,691        $51,459
2/99                      $43,397        $49,859
3/99                      $44,113        $51,853
4/99                      $44,903        $53,860
5/99                      $45,046        $52,589
6/99                      $49,063        $55,508
7/99                      $46,911        $53,776
8/99                      $46,337        $53,512
9/99                      $45,620        $52,046
10/99                     $48,275        $55,341
11/99                     $49,781        $56,475
12/99                     $56,813        $59,790
1/00                      $51,780        $56,789
2/00                      $56,647        $55,715
3/00                      $59,485        $61,164
4/00                      $59,485        $59,323
5/00                      $55,589        $58,107
6/00                      $56,319        $59,543
7/00                      $55,751        $58,614
8/00                      $60,133        $62,254
9/00                      $57,657        $58,967
10/00                     $57,310        $58,719

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                                     ONE YEAR ENDED     FIVE YEARS ENDED    TEN YEARS ENDED
                                                    OCTOBER 31, 2000    OCTOBER 31, 2000    OCTOBER 31, 2000
                                                    ----------------    ----------------    ----------------
Schroder U.S. Large Cap Equity Fund (a)--Investor
  Shares.........................................        18.73%             20.66% (b)          19.08% (b)

                  (a)   Formerly Schroder U.S. Diversified Growth Fund.

                  (b)   Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2000

                                TOP TEN HOLDINGS

SECURITY                         % OF NET ASSETS
------------------------------------------------
General Electric                        4.1%
American International Group            3.6
Federal National Mortgage
  Association                           3.6
Cisco Systems                           3.6
Citigroup                               3.6
Microsoft                               3.5
Time Warner                             3.4
Emerson Electric                        3.4
Pfizer                                  3.3
Anheuser Busch                          3.0
                                      -----
                                       35.1%
                                      =====

                             INVESTMENTS BY SECTOR

SECTOR                           % OF NET ASSETS
------------------------------------------------
Basic Materials                         1.9%
Capital Goods                           9.7
Computer Hardware                      15.7
Computer Services                       2.2
Computer Software                       5.6
Consumer Cyclicals                      5.3
Consumer Staples                       10.1
Energy                                  6.6
Financial Services                     20.1
Health Care                            13.2
Telecommunications                      6.0
Utilities                               2.8
Cash Equivalents and Other
  Net Assets                            0.8
                                     ------
Total                                 100.0%
                                     ======

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 2000)

PERFORMANCE

    The Schroder U.S. Smaller Companies Fund's Investor Shares had a total return of 40.81% for the 12 months ended October 31, 2000, outpacing the Russell 2000 Index, which returned 17.42% during the same time period.

MARKET BACKGROUND

    The past fiscal year was both rewarding and eventful for U.S. smaller companies. From the end of October, 1999 to the middle of March 2000, smaller companies staged a dramatic rally, with the Russell 2000 Index rising by over 40%. This substantial rise, however, was followed by a sharp decline through mid-April. Smaller companies, and the market as a whole, then staged intermittent rallies through this past summer, only to sell off precipitously again in October 2000. Most noteworthy was the continued decline in technology stocks, particularly many of the high-flying Internet stocks, many of which lost most of their market value. While our Fund trailed the index during the advance, it generated significant positive returns, and generally held on to those gains, while the market as a whole declined sharply.

PORTFOLIO REVIEW

    During the past fiscal year, as in prior periods, we continued to emphasize growing and profitable companies that trade at reasonable valuations. In technology, this meant that we avoided the boom and bust cycle of Internet and wireless, focusing instead on infrastructure plays, such as semiconductors and components. During the year, the Fund realized substantial profits from its investments in semiconductor manufacturers, such as INTEGRATED DEVICE TECHNOLOGIES AND GENERAL SEMICONDUCTOR, and tower operators, SBA COMMUNICATIONS and PINNACLE HOLDINGS. While the Fund continued to maintain significant exposure to technology, we shifted attention to healthcare toward the end of the period under review. We concentrated on service providers, most notably hospital companies, such as UNIVERSAL HEALTH SERVICES and COMMUNITY HEALTH SYSTEMS, clinical lab operators, QUEST DIAGNOSTICS and LABORATORY CORP AMERICA, and drug distributors, AMERISOURCE, BERGEN BRUNSWIG and BINDLEY WESTERN. All of these companies were very profitable and contributed significantly to performance.

    In addition to healthcare and technology, the Fund benefited greatly from its overweighted position in the energy sector. Oil service holdings, such as BJ SERVICES, COOPER CAMERON and WEATHERFORD INTERNATIONAL, climbed sharply as a result of rising oil and gas prices. Finally, our financial holdings also boosted performance, as our concentration in niche companies, such as auto lender AMERICREDIT, and asset manager, AFFILIATED MANAGERS GROUP, outperformed both their sector and the market as a whole.

    By far the biggest drag on performance was the consumer sector. Accounting fraud at RENTWAY AND AURORA FOODS and earnings disappoints from PAPA JOHNS INTERNATIONAL and HOLLYWOOD ENTERTAINMENT hurt the Fund's overall performance.

OUTLOOK

    Looking forward, we continue to search for companies that can expand their earnings independently of the economic cycle. We believe that many smaller companies offer more attractive investment opportunities than do large companies based on valuations and growth rates. Although the near-term interest rate and economic outlook is murky, the market is showing signs of being driven more by fundamentals --a positive sign for the Fund's style of investing. Yet given the impact of a slowing economy and high oil and gas prices, we will remain cautious on

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
the consumer sector, as we are uncertain as to the strength of the all-important Christmas shopping season. We will remain focused on individual stock selection, concentrating on underfollowed and misunderstood companies that may offer superior earnings growth.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THIS VIEW IS INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DOES NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
SCHRODER U.S. SMALLER COMPANIES FUND VS. RUSSELL 2000 INDEX

          U.S. SMALLER COMPANIES FUND  RUSSELL 2000 INDEX
8/1/93                        $10,000             $10,000
                              $10,350             $10,432
                              $10,820             $10,726
10/31/93                      $10,990             $11,002
                              $10,710             $10,640
                              $11,202             $11,004
                              $11,656             $11,349
                              $11,807             $11,308
                              $11,222             $10,711
4/30/94                       $11,374             $10,775
                              $11,343             $10,654
                              $11,142             $10,292
                              $11,273             $10,460
                              $11,918             $11,043
                              $11,666             $11,007
10/31/94                      $11,897             $10,964
                              $11,384             $10,521
                              $11,701             $10,804
                              $11,753             $10,668
                              $12,380             $11,111
                              $12,756             $11,303
4/30/95                       $13,090             $11,553
                              $13,383             $11,752
                              $13,957             $12,362
                              $15,117             $13,074
                              $15,681             $13,345
                              $16,224             $13,584
10/31/95                      $15,817             $12,976
                              $16,684             $13,521
                              $17,444             $13,878
                              $17,360             $13,863
                              $17,835             $14,296
                              $18,785             $14,587
4/30/96                       $19,973             $15,368
                              $21,160             $15,973
                              $20,460             $15,317
                              $18,916             $13,980
                              $19,498             $14,792
                              $20,614             $15,370
10/31/96                      $20,460             $15,134
                              $21,125             $15,757
                              $21,331             $16,170
                              $21,720             $16,493
                              $21,720             $16,094
                              $20,942             $15,335
4/30/97                       $21,012             $15,378
                              $23,473             $17,088
                              $24,836             $17,821
                              $26,022             $18,649
                              $26,588             $19,076
                              $28,376             $20,473
10/31/97                      $27,084             $19,574
                              $26,872             $19,447
                              $27,060             $19,787
                              $26,538             $19,474
                              $28,298             $20,914
                              $30,058             $21,775
4/30/98                       $30,097             $21,895
                              $28,550             $20,715
                              $28,588             $20,758
                              $26,615             $19,079
                              $21,393             $15,374
                              $21,934             $16,578
10/31/98                      $22,766             $17,254
                              $24,139             $18,158
                              $24,563             $19,282
                              $24,078             $19,539
                              $22,508             $17,956
                              $22,527             $18,236
4/30/99                       $24,001             $19,870
                              $24,815             $20,160
                              $26,385             $21,071
                              $26,036             $20,494
                              $24,621             $19,736
                              $24,699             $19,740
10/31/99                      $24,795             $19,821
                              $26,210             $20,447
                              $27,781             $22,761
                              $27,586             $22,395
                              $29,661             $26,092
                              $32,820             $24,373
4/30/00                       $32,898             $22,906
                              $31,579             $21,570
                              $33,537             $23,451
                              $33,188             $22,696
                              $36,658             $24,428
                              $36,135             $23,710
10/31/00                      $34,894             $22,655

The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

                                                    ONE YEAR ENDED     FIVE YEARS ENDED      INCEPTION TO
                                                   OCTOBER 31, 2000    OCTOBER 31, 2000    OCTOBER 31, 2000*
                                                   ----------------    ----------------    -----------------
Schroder U.S. Smaller Companies Fund--Investor
  Shares.........................................         40.81%             17.15%(a)           18.85%

                  (a)   Average annual total return.
                    * Average annual total return from commencement of Fund operations (August 6, 1993)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2000

                                TOP TEN HOLDINGS

SECURITY                         % OF NET ASSETS
------------------------------------------------
Perkinelmer                             2.1%
Affiliated Computer Services            1.9
Amphenol                                1.8
Affiliated Managers Group               1.7
Alliant Techsystems                     1.5
Medicis Pharmaceutical
  Class A                               1.4
Renal Care Group                        1.4
Abercrombie & Fitch Class A             1.3
Sybase                                  1.3
National Data                           1.3
                                     ------
Total                                  15.7%
                                     ======

                             INVESTMENTS BY SECTOR

SECURITY                         % OF NET ASSETS
------------------------------------------------
Basic Materials                         1.1%
Business Services                       1.9
Capital Goods                           5.1
Consumer Cyclicals                      9.8
Energy                                  7.1
Finance                                11.2
Health Care                            21.2
Media                                   1.7
Technology                             17.3
Technology - Cellular/
  Telecommunications                    0.7
Technology - Semiconductors             5.3
Technology - Software                   3.1
Transportation                          0.9
Utilities                               1.9
Cash Equivalents and Other Net
  Assets                               11.7
                                     ------
Total                                 100.0%
                                     ======

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MICRO CAP FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 2000)

PERFORMANCE

    The Schroder Micro Cap Fund's Investor Shares had a total return of 154.40% for the 12 months ended October 31, 2000, compared with a 17.42% return for the Russell 2000 Index for the same time period.

MARKET BACKGROUND

    The past fiscal year was both rewarding and eventful for U.S. smaller companies. From the end of October 1999 to the middle of March 2000 smaller companies staged a dramatic rally, with the Russell 2000 Index rising by over 40%. This substantial rise was followed by a sharp decline through mid-April. Smaller companies, and the market as a whole, then staged intermittent rallies through the summer, only to sell off precipitously again come October 2000. Most noteworthy was the continued decline in technology stocks, particularly many of the high-flying Internet stocks, many of which lost most of their market value.

PORTFOLIO REVIEW

    During the past year, as in prior periods, we continued to emphasize growing companies that trade at reasonable valuations. Given the Fund's goal of generating strong absolute returns, consistent with its objective of long-term capital appreciation, we continued to employ a hedging strategy to minimize risk. This approach proved extremely advantageous. In the spring, we became extremely concerned over the large number of new technology companies that were coming public without any earnings prospects, and we therefore increased our position in put options on the Russell 2000--a move that proved very profitable in the otherwise dark days of March and April. Throughout the year, we maintained our discipline of setting price targets for our holdings and trading actively around positions. While this strategy led to relatively high turnover, it also contributed to performance, as it caused the Fund to take profits when the market was strong and to come back to companies we knew well, when the market was weak. Finally, a strong IPO market also contributed significantly to performance, both through companies that had strong initial performance and by providing a variety of new investment opportunities. The Fund's substantial outperformance with respect to the Russell 2000 Index was due in part to successful investments in IPOs throughout the course of the fiscal year (although we cannot predict whether successful opportunities in IPOs will continue to be available in future periods).

    Over the course of the fiscal year, we generated strong returns in a number of areas. In technology, the best performer was test and measurement company, KEITHLEY INSTRUMENTS, which experienced dramatic earnings growth and multiple expansion. We also profited from investments in software companies, such as CAMINUS and EXE TECHNOLOGIES. The Fund's investments in semiconductor-related issues yielded mixed results, with profits in some names more than offset by losses in others.

    The consumer and healthcare sectors also contributed to the success of the Fund. In the consumer sector, CHRISTOPHER AND BANKS was the biggest contributor to performance, with earnings per share rising by more than 100% over the past year. In addition, other specialty retailers, such as FREDS and CSK AUTO, contributed significantly to performance, as did CAREER EDUCATION and CORINTHIAN COLLEGES, two very profitable operators of post-secondary schools. SHUFFLE MASTER, a manufacturer of gaming equipment, also helped the Fund's performance. In healthcare, our focus on profitable companies meant that we were underweighted in the biotechnology sector, focusing instead on niche companies, such as NORTH AMERICAN SCIENTIFIC, a maker of radioactive seeds used to treat prostate cancer, and SUNRISE MEDICAL, a manufacturer of medical equipment. All of these companies were trading at attractive valuations when the Fund bought them, and all experienced multiple expansion and earnings growth.

    While we had many successes over the past year, some of our investments detracted from performance. Earnings disappointments at SHOE CARNIVAL and TUESDAY MORNING (retailers), HANGER ORTHOPEDIC GROUP (healthcare services provider) and QUIKLOGIC (technology) caused those stocks to sell off sharply.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MICRO CAP FUND
--------------------------------------------------------------------------------

OUTLOOK

    Looking forward, we continue to search for companies that can expand their earnings independently of the economic cycle. We believe that many smaller companies offer more attractive investment opportunities than do large companies based on valuations and growth rates. Although the near-term interest rate and economic outlook is murky, the market is showing signs of being driven more by fundamentals--a positive sign for our style of investing. We will remain focused on individual stock selection, concentrating on underfollowed and misunderstood companies that can offer superior earnings growth.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THIS VIEW IS INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DOES NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MICRO CAP FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
SCHRODER MICRO CAP FUND VS. RUSSELL 2000 INDEX

       MICRO CAP FUND  RUSSELL 2000 INDEX
10/97         $10,000             $10,000
              $10,260              $9,561
              $10,370              $9,499
              $10,778              $9,665
              $10,748              $9,512
              $12,124             $10,215
              $13,593             $10,636
04/98         $14,633             $10,695
              $14,541             $10,118
              $14,684             $10,140
              $14,765              $9,319
              $13,583              $7,509
              $14,266              $8,097
10/98         $15,275              $8,428
              $16,352              $8,869
              $17,573              $9,418
              $18,344              $9,544
              $19,815              $8,771
              $19,554              $8,907
04/99         $21,736              $9,706
              $23,929              $9,847
              $24,831             $10,292
              $25,910             $10,010
              $25,506              $9,640
              $27,878              $9,642
10/99         $29,158              $9,681
              $30,580              $9,987
              $34,253             $11,118
              $35,716             $10,939
              $46,638             $12,745
              $48,518             $11,905
04/00         $53,161             $11,188
              $52,485             $10,536
              $61,736             $11,455
              $62,507             $11,086
              $71,469             $11,932
              $71,854             $11,581
10/00         $74,183             $11,066

The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

                                                                                   INCEPTION TO
                                                                ONE YEAR ENDED     OCTOBER 31,
                                                               OCTOBER 31, 2000       2000*
                                                               ----------------    ------------
Schroder Micro Cap Fund--Investor Shares....................      154.40%             93.05%

                    *   Average annual total return from commencement of operations
                        (October 15, 1997)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MICRO CAP FUND
--------------------------------------------------------------------------------

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2000

                                TOP TEN HOLDINGS

SECURITY                         % OF NET ASSETS
------------------------------------------------
Watson Wyatt Class A                    3.7%
Corinthian Colleges                     3.5
Woodward Governor                       3.0
Universal Compression
  Holdings                              3.0
Knightsbridge Tankers                   2.9
DIANON Systems                          2.9
Respironics                             2.8
FirstFed Financial                      2.5
Haven Bancorp                           2.5
Serologicals                            2.3
                                      -----
Total                                  29.1%
                                      =====

                             INVESTMENTS BY SECTOR

SECTOR                           % OF NET ASSETS
------------------------------------------------
Banks & Finance                        11.5%
Basic Industries                        0.8
Business Services                       5.4
Capital Goods                           4.7
Consumer Cyclicals                      8.1
Consumer Staples                        1.0
Energy                                  6.2
Health Care                            16.9
Technology                              8.0
Technology -- Cellular/
  Telecommunications                    1.0
Technology -- Semiconductors            5.1
Technology -- Software                  2.4
Transportation                          3.3
Other                                   2.7
Cash Equivalents and Other
  Net Assets                           22.9
                                     ------
Total                                 100.0%
                                     ======

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
            COMMON STOCKS - 81.4%
            AUSTRALIA - 0.8%
     6,000  AMP                                       $     54,065
    10,725  Brambles Industries                            277,970
    33,200  Broken Hill Proprietary                        321,696
    18,000  Lend Lease                                     210,649
     8,300  OneSteel (1)                                     3,957
                                                      ------------
                                                           868,337
                                                      ------------
            CANADA - 2.2%
    35,979  BCE                                            965,888
    21,123  Canadian Pacific                               612,016
    17,060  Nortel Networks                                771,882
                                                      ------------
                                                         2,349,786
                                                      ------------
            FINLAND - 2.0%
    45,277  Sonera Oyj                                     996,313
   107,833  Stora Enso Oyj                               1,105,989
                                                      ------------
                                                         2,102,302
                                                      ------------
            FRANCE - 5.5%
    20,990  Alcatel (1)                                  1,279,249
     3,860  Canal Plus                                     557,860
     6,039  Cap Gemini                                     962,358
    30,192  Sanofi-Synthelabo                            1,586,709
     9,743  Total Fina                                   1,392,400
                                                      ------------
                                                         5,778,576
                                                      ------------
            GERMANY - 12.7%
     3,120  Allianz                                      1,056,670
    33,404  BASF                                         1,308,140
    18,000  Bayerische Hypo - und Vereinsbank              987,930
    29,774  Deutsche Bank                                2,434,939
    14,330  Deutsche Telekom                               525,445
    58,986  E.On                                         2,993,949
    12,070  Metro                                          485,976
     7,224  Munchener Ruckversicherungs                  2,268,713
    10,362  Siemens                                      1,317,933
                                                      ------------
                                                        13,379,695
                                                      ------------
            ITALY - 4.0%
    32,130  Assicurazioni Generali                       1,055,349
   453,940  Banca Intesa                                 1,881,573
   136,423  ENI                                            737,772
   346,920  Parmalat Finanziaria                           499,910
                                                      ------------
                                                         4,174,604
                                                      ------------
            JAPAN - 13.1%
        54  DDI                                            253,219
       361  East Japan Railway                           2,073,035
    34,000  Fuji Photo Film                              1,261,147
    28,000  Fujitsu                                        498,524
    10,000  Honda Motor                                    345,281
       102  Japan Tobacco                                  700,637
   189,000  Mitsubishi Heavy Industries                    733,938
  SHARES                                                 VALUE
----------                                            ------------
            JAPAN (CONTINUED)
   164,000  Mitsui & Company                          $  1,088,965
    45,000  Mitsui Fudosan                                 544,849
    46,400  Nippon Express                                 278,350
   151,000  Nissan Motor (1)                             1,035,835
    21,000  Sekisui House                                  221,951
    15,500  Sony                                         1,237,884
     7,200  TDK                                            725,366
    16,700  Tokyo Electric Power                           405,317
    34,000  Yamanouchi Pharmaceutical                    1,538,289
   166,000  Yasuda Fire & Marine Insurance                 855,950
                                                      ------------
                                                        13,798,537
                                                      ------------
            KOREA - 0.4%
     3,700  Samsung Electronics                            463,532
                                                      ------------
            NETHERLANDS - 9.3%
    12,007  ASM Lithography Holding (1)                    327,823
    33,480  Fortis                                       1,021,649
    29,500  Heineken                                     1,600,353
    41,534  ING Groep                                    2,848,875
    17,700  Koninklijke Ahold                              513,563
    33,686  Royal Dutch Petroleum                        1,995,621
    67,895  TNT Post Group                               1,436,468
                                                      ------------
                                                         9,744,352
                                                      ------------
            SOUTH AFRICA - 0.3%
    46,100  Sappi                                          315,933
                                                      ------------
            SPAIN - 4.4%
    31,000  Altadis                                        463,789
   129,331  Amadeus Global Travel Distribution
              Series A (1)                               1,055,705
   134,960  Endesa                                       2,196,443
    49,078  Telefonica (1)                                 934,768
                                                      ------------
                                                         4,650,705
                                                      ------------
            SWEDEN - 2.1%
   169,476  Telefonaktiebolaget LM Ericsson
              "B" Shares (1)                             2,249,600
                                                      ------------
            SWITZERLAND - 8.0%
     2,588  Novartis                                     3,924,993
       127  Roche Holding                                1,159,755
    19,971  UBS                                          2,765,596
     1,100  Zurich Financial Services (1)                  532,233
                                                      ------------
                                                         8,382,577
                                                      ------------
            TAIWAN - 0.0%
     2,950  Acer GDR                                        12,242
                                                      ------------
            UNITED KINGDOM - 16.6%
    57,140  Airtours                                       161,797
   147,030  Bank of Scotland                             1,372,819
    32,490  Barclays                                       930,364
    58,000  British Land                                   346,994
   130,800  Cadbury Schweppes                              809,122

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2000

  SHARES                                                 VALUE
----------                                            ------------
            UNITED KINGDOM (CONTINUED)
   122,750  Diageo                                    $  1,159,485
    76,426  Electrocomponents                              763,530
   105,830  Glaxo Wellcome                               3,048,926
    62,720  Hays                                           342,672
   351,873  Kingfisher                                   2,105,133
   521,430  Legal & General Group                        1,298,544
    47,000  Lloyds TSB Group                               479,106
    50,550  Nycomed Amersham                               452,900
    30,000  Scottish & Southern Energy                     249,616
   210,650  Telewest Communications (1)                    348,709
    86,000  Tesco                                          328,124
   798,724  Vodafone Group                               3,325,803
                                                      ------------
                                                        17,523,644
                                                      ------------
            Total Common Stocks
              (Cost $87,539,858)                        85,794,422
                                                      ------------
            SHORT-TERM INVESTMENTS - 9.2%
 4,818,949  SSgA Money Market Fund 6.280% (2)            4,818,949
 4,818,949  SSgA U.S. Government Money Market Fund
              6.240% (2)                                 4,818,949
                                                      ------------
            Total Short-Term Investments
              (Cost $9,637,898)                          9,637,898
                                                      ------------

PRINCIPAL
  AMOUNT                                                 VALUE
----------                                            ------------
            REPURCHASE AGREEMENT - 8.1%
$8,523,000  State Street Bank and Trust Company,
              5.250%, 11/01/00, repurchase
              agreement, dated 10/31/00 with a
              repurchase price of $8,524,243,
              collateralized by a $8,930,000 United
              States Treasury Note, 4.250%, due
              11/15/03, valued at $8,698,258.
              (Cost $8,523,000)                       $  8,523,000
                                                      ------------

Total Investments
  (Cost $105,700,756) - 98.7%              103,955,320
Other Assets Less Liabilities - 1.3%         1,407,398
                                          ------------
Total Net Assets - 100%                   $105,362,718
                                          ============

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of October 31, 2000.
GDR - Global Depository Receipts

                       FORWARD FOREIGN CURRENCY CONTRACTS
                               CONTRACTS TO SELL

                                                                              UNREALIZED
                                                               UNDERLYING    APPRECIATION
CONTRACT DATE             CURRENCY                 UNITS      FACE AMOUNT   (DEPRECIATION)*
-------------             --------                 -----      -----------   ---------------
  11/02/00          Great Britain Pound             313,437   $   445,726      $  (9,416)
  11/13/00          Great Britain Pound           1,309,000     1,947,393         46,147
  11/13/00          Great Britain Pound             775,000     1,096,376        (29,266)
  11/13/00          Great Britain Pound           1,168,000     1,724,019         27,567
  11/13/00          Great Britain Pound             699,000     1,013,260         (1,997)
  11/20/00              Japanese Yen            120,837,000     1,123,020         12,222
  12/07/00              Japanese Yen            327,331,000     3,100,841         82,588
  12/14/00              Japanese Yen            781,292,000     7,478,625        265,691
                                                                               ---------
                                                                               $ 393,536
                                                                               =========

                                CONTRACTS TO BUY


11/13/00               Euro                2,153,315    1,947,393     (121,029)
11/13/00               Euro                1,293,715    1,096,376          906
11/13/00               Euro                1,953,733    1,724,019      (66,933)
11/13/00               Euro                1,210,358    1,013,260       13,322
                                                       -----------  ----------
                                                       $23,710,308  $ (173,734)
                                                       ===========  ==========

    * Does not include foreign currency spot contracts sold with unrealized depreciation of $4,268 or
   foreign currency spot contracts purchased with unrealized appreciation of
                                    $1,271.
    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

  SHARES                                                 VALUE
----------                                            -----------
            COMMON STOCKS - 86.0%
            ARGENTINA - 0.4%
    15,700  Quilmes Industrial (Quinsa) ADR           $   129,525
                                                      -----------
            BRAZIL - 9.5%
     9,500  Aracruz Celulose ADR                          142,500
     7,200  Brasil Telecom Participacoes ADR              390,150
    10,600  Companhia Brasileira de Distribuicao
              Grupo Pao de Acucar ADR                     377,625
    11,800  Companhia de Bebidas (Ambev) ADR              266,238
     8,900  Companhia Vale do Rio Doce                    205,197
    22,500  Embratel Participacoes ADR                    364,219
    23,500  Petroleo Brasileiro ADR                       646,858
     4,100  Tele Celular Sul Participacoes ADR            103,269
    10,553  Tele Norte Leste Participacoes ADR            233,485
     8,700  Telesp Celular Participacoes ADR              275,137
                                                      -----------
                                                        3,004,678
                                                      -----------
            CHILE - 1.1%
    10,400  CIA de Telecomunicaciones de Chile ADR        158,600
    10,900  Distribucion y Servicio D&S ADR               194,838
                                                      -----------
                                                          353,438
                                                      -----------
            CHINA - 1.6%
 1,526,000  Beijing North Star                            135,012
 1,044,000  China Petroleum & Chemical
              (Sinopec) (1)                               204,815
   480,000  Nanjing Panda Electronics (1)                  96,630
   296,000  PetroChina                                     62,245
                                                      -----------
                                                          498,702
                                                      -----------
            CZECH REPUBLIC - 0.4%
     8,970  Cesky Telecom GDR (1)                         118,404
         2  Komercni Banka GDR (1)                             14
                                                      -----------
                                                          118,418
                                                      -----------
            EGYPT - 0.6%
     4,950  Egyptian Company for Mobile Services
              (MobilNil) (1)                               97,930
     7,450  Orascom Telecommunications (1)                 92,890
                                                      -----------
                                                          190,820
                                                      -----------
  SHARES                                                 VALUE
----------                                            -----------
            GREECE - 2.1%
     2,850  Alpha Bank                                $   105,185
    10,000  Cosmote (1)                                    74,862
    13,936  Hellenic Telecommunications Organization      243,084
     2,600  National Bank of Greece                        98,684
     8,750  STET Hellas Telecommunications ADR (1)        126,875
                                                      -----------
                                                          648,690
                                                      -----------
            HONG KONG - 10.5%
 2,066,000  Brilliance China Automotive Holdings          668,900
   158,000  China Mobile (Hong Kong) (1)                1,012,971
    70,000  China Resources Enterprise                     79,435
   524,000  China Unicom (1)                            1,051,515
   390,000  Cosco Pacific                                 287,543
   266,000  Legend Holdings                               225,110
                                                      -----------
                                                        3,325,474
                                                      -----------
            HUNGARY - 1.4%
    14,570  Matav Rt. ADR                                 342,395
     2,250  OTP Bank Rt. GDR                              103,388
                                                      -----------
                                                          445,783
                                                      -----------
            INDONESIA - 1.3%
   337,000  PT Hanjaya Mandala Sampoerna                  396,061
                                                      -----------
            ISRAEL - 4.4%
     4,120  Check Point Software Technologies (1)         652,505
     5,410  ECI Telecom                                   127,811
     1,600  Gilat Satellite Networks (1)                   81,900
     2,540  Nice Systems (1)                              118,745
     2,100  Orbotech (1)                                  111,169
     5,800  Orckit Communications                          28,638
     4,260  Teva Pharmaceutical Industries                251,872
     5,800  Tioga Technologies (1)                         23,925
                                                      -----------
                                                        1,396,565
                                                      -----------
            KOREA - 13.4%
    19,460  Kookmin Bank                                  222,408
    55,600  Korea Electric Power (KEPCO) ADR            1,130,000
    14,700  Korea Telecom ADR                             824,022

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2000

  SHARES                                                 VALUE
----------                                            -----------
            KOREA (CONTINUED)
     9,400  Samsung Electronics                       $ 1,177,623
     2,340  Samsung Securities                             42,378
    24,770  Shinhan Bank                                  248,253
     2,800  SK Telecom. Krw500                            596,943
                                                      -----------
                                                        4,241,627
                                                      -----------
            MALAYSIA - 1.7%
    25,000  British American Tobacco (Malaysia)           228,626
   150,000  IOI                                           106,582
    47,000  Malayan Banking                               188,006
                                                      -----------
                                                          523,214
                                                      -----------
            MEXICO - 10.4%
    57,711  Cemex                                         242,417
    52,100  Fomento Economico Mexico                      198,161
   168,000  Grupo Financiero Banamex Accival (1)          260,859
    80,000  Grupo Financiero BBVA Bancomer (1)             49,461
    70,000  Grupo Modelo                                  186,516
     6,000  Grupo Televisa GDS (1)                        324,750
    45,000  Kimberly - Clark de Mexico                    114,966
    26,100  Telefonos de Mexico ADR                     1,407,769
    10,300  Tubos de Acero de Mexico (TAMSA) ADR          156,663
   147,000  Wal-Mart de Mexico (1)                        334,852
                                                      -----------
                                                        3,276,414
                                                      -----------
            PERU - 0.2%
     7,500  Credicorp                                      54,844
                                                      -----------
            PHILIPPINES - 0.5%
    11,000  Philippine Long Distance Telephone            166,672
                                                      -----------
            POLAND - 1.4%
    15,900  Elektrim Towarz                               125,930
    10,800  KGHM Polska Miedz GDR                         116,640
    37,760  Telekomunikacja Polska GDR                    189,744
                                                      -----------
                                                          432,314
                                                      -----------
            RUSSIA - 3.9%
     9,375  LUKoil ADR                                    500,625
     4,487  Mobile Telesystems ADR (1)                    123,953
  SHARES                                                 VALUE
----------                                            -----------
            RUSSIA (CONTINUED)
    15,520  RAO Unified Energy Systems GDR            $   196,328
    33,020  Surgutneftegaz                                424,307
                                                      -----------
                                                        1,245,213
                                                      -----------
            SOUTH AFRICA - 5.4%
   292,700  African Bank Investments (1)                  231,960
    26,500  Dimension Data Holdings (1)                   228,240
    10,100  Johnnic Holdings                              114,917
    25,900  Naspers                                       192,575
   530,300  Profurn                                       259,590
    42,100  Sappi                                         288,520
    51,500  Sasol                                         394,503
                                                      -----------
                                                        1,710,305
                                                      -----------
            TAIWAN - 9.0%
    79,000  Advanced Semiconductor Engineering             90,572
    59,000  Ambit Microsystems                            273,487
    90,000  Compal Electronics                            137,114
    81,600  Compeq Manufacturing                          307,640
   100,000  Delta Electronics                             318,295
   311,000  Far Eastern Textile                           255,644
   155,000  Siliconware Precision Industries              117,831
   120,000  Taiwan Cellular (1)                           250,310
   253,680  Taiwan Semiconductor Manufacturing            768,255
    70,400  United Microelectronics                       124,005
     8,000  Via Technologies                               57,355
   159,000  Wus Printed Circuit                           140,034
                                                      -----------
                                                        2,840,542
                                                      -----------
            THAILAND - 1.5%
    28,300  Advanced Info Service (1)                     232,919
    48,000  PTT Exploration & Production (1)              117,863
   242,368  TelecomAsia (1)                               121,102
                                                      -----------
                                                          471,884
                                                      -----------
            TURKEY - 4.8%
 3,109,119  Anadolu Efes Biracilik ve Malt
              Sanayii (1)                                 182,136
 3,020,000  Koc Holding                                   192,396
   540,000  Migros Turk T.A.S.                             74,340
 2,121,300  Turkcell Iletisim Hizmetleri (1)               93,201

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2000

  SHARES                                                 VALUE
----------                                            -----------
            TURKEY (CONTINUED)
 9,400,000  Turkiye Garanti Bankasi                   $    96,366
17,904,000  Turkiye Is Bankasi (Isbank)                   340,873
   145,300  Vestel Electronik Sanayi ve Ticaret            29,792
58,211,000  Yapi ve Kredi Bankasi                         502,986
                                                      -----------
                                                        1,512,090
                                                      -----------
            ZIMBABWE - 0.5%
   619,000  Econet Wireless Holdings (1)(2)               147,013
                                                      -----------
            Total Common Stocks
              (Cost $31,386,148)                       27,130,286
                                                      -----------
            PREFERRED STOCK - 1.8%
            BRAZIL - 1.8%
32,908,525  Banco Bradesco                                203,479
 1,485,000  Banco Itau                                    115,553
 2,150,000  Companhia de Tecidos Norte de Minas -
              Coteminas (2)                               158,849
 1,460,000  Eletropaulo Metropolitana - Electricidad
              de Sao Paulo                                 81,859
                                                      -----------
                                                          559,740
                                                      -----------
            Total Preferred Stock
              (Cost $549,728)                             559,740
                                                      -----------
            WARRANTS - 3.1%
            INDIA - 3.1%
    40,500  Hindustan Lever (1)                           154,129
  SHARES                                                 VALUE
----------                                            -----------
            INDIA (CONTINUED)
     3,650  Infosys Technologies (1)                  $   559,744
    42,000  Satyam Computer Services (1)                  276,124
                                                      -----------
            Total Warrants
              (Cost $1,248,949)                           989,997
                                                      -----------
            SHORT-TERM INVESTMENTS - 6.0%
   178,422  SSgA Money Market Fund 6.280% (3)             178,422
 1,714,552  SSgA U.S. Government Money Market Fund
              6.240% (3)                                1,714,552
                                                      -----------
            Total Short-Term Investments
              (Cost $1,892,974)                         1,892,974
                                                      -----------

Total Investments
  (Cost $35,077,799) - 96.9%                30,572,997
Other Assets Less Liabilities - 3.1%           980,249
                                           -----------
Total Net Assets - 100%                    $31,553,246
                                           ===========

------------------

(1)  Denotes non-income producing security.
(2)  Deemed illiquid security.
(3)  Interest rate shown is 7-day yield as of October 31, 2000.
ADR - American Depository Receipts
GDR - Global Depository Receipts
GDS - Global Depository Shares

                       FORWARD FOREIGN CURRENCY CONTRACTS

                               CONTRACTS TO SELL

                                                            UNDERLYING    UNREALIZED
CONTRACT DATE             CURRENCY                UNITS     FACE AMOUNT  APPRECIATION*
-------------             --------                -----     -----------  -------------
   3/07/01              Mexican Peso            3,241,000    $334,303       $11,079
                                                             ========       =======

* Does not include foreign currency spot contracts with unrealized depreciation of $4.
    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

  SHARES                                                  VALUE
-----------                                            -----------
             COMMON STOCKS - 87.3%
             AUSTRIA - 0.7%
      4,640  Austria Technologie & Systemtechnik       $   129,398
                                                       -----------
             FINLAND - 1.1%
     14,700  Comptel Oyj                                   203,104
                                                       -----------
             FRANCE - 9.9%
        916  A Novo                                        134,402
        650  ALTEN (1)                                      80,111
      6,500  Camaieu (1)                                    95,042
      2,800  Coflexip ADR                                  159,775
      5,640  ESI Group (1)                                 205,571
      5,850  Genesys (1)                                   272,729
      8,400  GFI Informatique                              213,037
      1,700  HF (2)                                        128,249
      5,300  Infogrames Entertainment (1)                  110,740
      2,300  R2I Sante (2)                                  38,992
      5,700  Societe Pour L' Informatique                  218,870
      3,140  Sys-Com (2)                                    89,137
      7,440  Valtech (1)                                    95,228
                                                       -----------
                                                         1,841,883
                                                       -----------
             GERMANY - 8.2%
      2,930  Babcock Borsig (1)                            110,520
      2,333  Das Werk (1)                                   56,756
      4,030  Edel Music (1)                                 69,345
      3,700  Energiekontor (1)                             332,446
      2,250  Primacom (1)                                   43,865
      3,090  Rhoen Klinikum                                168,285
      4,155  Roesch Medizintechnik (2)                     223,645
      2,110  SGL Carbon (1)                                128,792
      1,540  Solarworld (1)                                110,957
     16,690  Takkt (2)                                     138,642
      2,300  Telegate (1)                                  140,955
                                                       -----------
                                                         1,524,208
                                                       -----------
             HONG KONG - 0.9%
      7,600  Dah Sing Financial Group                       32,646
     38,000  Quality Healthcare Asia                         8,771
    480,000  Tan Chong International                        65,856
    168,000  TCL International Holdings (1)                 27,573
     26,000  Varitronix International                       30,004
                                                       -----------
                                                           164,850
                                                       -----------
  SHARES                                                  VALUE
-----------                                            -----------
             IRELAND - 2.0%
     45,750  Fyffes                                    $    33,738
     20,840  Parthus Technologies (1)                       71,418
      5,280  SmartForce ADR (1)                            265,733
                                                       -----------
                                                           370,889
                                                       -----------
             ITALY - 2.4%
     11,500  Class Editori                                 161,816
     35,500  De Rigo ADR (2)                               290,656
                                                       -----------
                                                           452,472
                                                       -----------
             JAPAN - 21.2%
      1,000  Airport Facilities                              3,444
     10,000  ARC Land Sakamoto (2)                         119,063
        300  Bellsystem24                                  107,706
      6,000  Charle (2)                                     31,597
     20,000  Daibiru                                       152,950
     15,000  Diamond City (2)                               43,962
     19,000  Eiden                                         116,590
     23,300  Exedy (2)                                     166,449
      4,000  Fujitsu Devices                                66,309
      1,000  Fujitsu Support & Service (FSAS)              121,444
      9,500  Idec Izumi                                     91,793
      6,000  Inaba Denkisangyo                              67,976
     20,000  Japan Airport Terminal                        149,286
      1,100  Kadokawa Shoten Publishing (1)                 36,268
      3,000  Komeri                                         59,485
      1,900  Kosaido                                        17,140
      4,000  Kose                                          138,845
     11,000  Mandom                                        110,820
      5,700  Meiko Shokai (2)                               83,005
          7  Mobilephone Telecommunications
               International                                21,349
      6,000  Nippon Thompson                                59,073
      5,300  Nissan                                        159,214
     18,000  Nissan Fire & Marine Insurance                 52,094
      1,200  Otsuka Kagu                                    97,814
     29,000  Rengo                                         136,785
     14,000  Sanken Electric                                81,036
     19,000  Sanyo Chemical Industries                     143,214
          4  Shoeisha                                       49,090
          4  Sky Perfect Communications (1)                  7,364
          1  Sotec (1)                                      13,921
      2,300  Sumida                                        105,535
     16,000  Sumitomo Bakelite                             178,924
     35,000  Sumitomo Warehouse                             85,588
      4,000  Tachihi Enterprise (2)                         76,200

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2000

  SHARES                                                  VALUE
-----------                                            -----------
             JAPAN (CONTINUED)
      4,000  Tanaka Chemical                           $    83,893
      4,000  TKC                                            75,101
     12,000  Toho Real Estate (2)                           39,675
      2,000  Tohoku Pioneer                                 71,437
      3,000  Tokyo Individualized Educational
               Institute (2)                                60,447
      6,500  Tokyo Ohka Kogyo                              109,240
      5,800  Torii Pharmaceutical                          139,441
      5,000  Touei Housing                                  77,053
      3,500  Trusco Nakayama                                46,416
     12,500  Tsubaki Nakashima                             156,499
      1,200  Union Tool                                     82,428
     12,000  Yushiro Chemical Industry (2)                  60,447
                                                       -----------
                                                         3,953,410
                                                       -----------
             LUXEMBOURG - 0.4%
      2,600  SBS Broadcasting (1)                           77,675
                                                       -----------
             NETHERLANDS - 5.5%
      4,000  Apothekers Cooperatie OPG                      96,801
      5,000  BE Semiconductor Industries                    46,620
      7,500  CSM                                           171,012
      2,804  Devote                                         60,252
     10,000  Fox Kids Europe (1)                           114,432
      4,145  Nutreco Holding                               178,485
      4,542  Ordina Beheer                                 122,045
      4,000  Qiagen (1)                                    171,224
      3,400  Seagull Holding (1)                            55,911
                                                       -----------
                                                         1,016,782
                                                       -----------
             SINGAPORE - 3.8%
    163,500  Lindeteves-Jacoberg                            84,290
    185,000  Nera Telecommunications (1)                    84,835
     63,000  Sembcorp Industries                            60,651
    122,000  SIA Engineering (1)                           100,771
     80,000  Singapore Airport Terminal Services (1)        86,587
     52,000  Singapore Computer Systems                     76,721
      7,000  Venture Manufacturing (Singapore)              67,789
     60,000  WBL (2)                                        63,573
     98,000  Wing Tai Holdings                              75,923
                                                       -----------
                                                           701,140
                                                       -----------
             SPAIN - 2.4%
     15,384  NH Hoteles (1)                                173,434
     10,000  Prosegur Compania Seguridad                    98,327
  SHARES                                                  VALUE
-----------                                            -----------
             SPAIN (CONTINUED)
      2,900  Sogecable (1)                             $    70,795
     27,300  TelePizza (1)                                 104,365
                                                       -----------
                                                           446,921
                                                       -----------
             SWEDEN - 5.0%
      5,700  Biacore International                         241,205
      3,300  Maxim Pharmaceuticals (1)                     144,915
      5,720  Micronic Laser Systems (1)                    170,121
      4,920  OM Gruppen                                    175,299
      8,800  Scandic Hotels                                 89,583
     11,350  Utfors (1)                                    105,914
                                                       -----------
                                                           927,037
                                                       -----------
             SWITZERLAND - 1.3%
         20  Lindt & Spruengli                             105,112
        247  Sez Holding                                   143,550
                                                       -----------
                                                           248,662
                                                       -----------
             UNITED KINGDOM - 22.5%
     50,000  Amstrad                                       122,920
     60,000  Arriva                                        202,132
    100,500  British Regional Airlines Group (2)            82,454
    160,000  Carillion                                     246,276
    105,000  Clinton Cards (2)                             134,174
    100,000  Communisis                                    236,692
     36,516  Fairey Group                                  273,078
     21,500  Galen Holdings                                282,542
     40,000  Homestyle Group                               178,318
     25,128  Iceland Group                                 119,499
     16,118  Interx                                        220,007
     40,000  Johnston Press                                184,126
     85,000  London Clubs International                    149,348
    197,500  Low & Bonar                                   288,224
     28,000  Penna Holdings (2)                            221,997
     68,500  Photo-Me International                        137,267
     15,000  PSD Group                                     230,339
     25,000  Renishaw                                      257,748
     24,500  Scipher (1)                                   224,132
      9,000  Scottish Radio Holdings                       161,401
    115,000  Sterling Publishing Group                     250,487
                                                       -----------
                                                         4,203,161
                                                       -----------
             Total Common Stocks
               (Cost $16,266,493)                       16,261,592
                                                       -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2000

  SHARES                                                  VALUE
-----------                                            -----------
             PREFERRED STOCK - 3.0%
             GERMANY - 3.0%
        855  Hugo Boss                                 $   217,711
      2,560  MLP                                           346,110
                                                       -----------
             Total Preferred Stock
               (Cost $235,562)                             563,821
                                                       -----------
             SHORT-TERM INVESTMENTS - 7.9%
    654,929  SSgA Money Market Fund 6.280% (3)             654,929
    820,394  SSgA U.S. Government Money Market Fund
               6.240% (3)                              $   820,394
                                                       -----------
             Total Short-Term Investments
               (Cost $1,475,323)                         1,475,323
                                                       -----------

Total Investments
  (Cost $17,977,378) - 98.2%                18,300,736
Other Assets Less Liabilities - 1.8%           333,342
                                           -----------
Total Net Assets - 100%                    $18,634,078
                                           ===========

------------------

(1)  Denotes non-income producing security.
(2)  Deemed illiquid security.
(3)  Interest rate shown is 7-day yield as of October 31, 2000.
ADR - American Depository Receipts

                       FORWARD FOREIGN CURRENCY CONTRACTS

                               CONTRACTS TO SELL

                                                                 UNDERLYING    UNREALIZED
CONTRACT DATE             CURRENCY                  UNITS       FACE AMOUNT   APPRECIATION*
-------------             --------                  -----       -----------   -------------
  11/20/00              Japanese Yen              101,006,220   $   938,720     $ 10,217
  12/07/00              Japanese Yen               73,055,000       692,451       18,826
  12/14/00              Japanese Yen               89,433,000       856,064       30,413
                                                                -----------     --------
                                                                $ 2,487,235     $ 59,456
                                                                ===========     ========

* Does not include foreign currency spot contracts with unrealized appreciation of $88.
    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

 SHARES                                                VALUE
--------                                            -----------
          COMMON STOCKS - 99.2%
          BASIC MATERIALS - 1.9%
  24,500  International Paper                       $   897,313
                                                    -----------
          CAPITAL GOODS - 9.7%
  22,200  Emerson Electric                            1,630,312
  36,000  General Electric                            1,973,250
  31,300  Raytheon Class B                            1,070,069
                                                    -----------
                                                      4,673,631
                                                    -----------
          COMPUTER HARDWARE - 15.7%
  32,400  Cisco Systems (1)                           1,745,550
  25,600  Dell Computer (1)                             755,200
  15,600  EMC (1)                                     1,389,375
  13,900  Gateway (1)                                   717,379
  25,600  Intel                                       1,152,000
  10,600  Sun Microsystems (1)                        1,175,275
  12,900  Texas Instruments                             632,906
                                                    -----------
                                                      7,567,685
                                                    -----------
          COMPUTER SERVICES - 2.2%
  22,600  Electronic Data Systems                     1,060,788
                                                    -----------
          COMPUTER SOFTWARE - 5.6%
  24,300  Microsoft (1)                               1,673,662
  31,500  Oracle (1)                                  1,039,500
                                                    -----------
                                                      2,713,162
                                                    -----------
          CONSUMER CYCLICALS - 5.3%
  21,900  Costco Wholesale (1)                          802,088
  22,400  Interpublic Group of Companies                961,800
  18,000  Lowe's Companies                              822,375
                                                    -----------
                                                      2,586,263
                                                    -----------
          CONSUMER STAPLES - 10.1%
  32,000  Anheuser Busch                              1,464,000
  29,500  McDonald's                                    914,500
   8,600  PepsiCo                                       416,562
  21,800  Time Warner                                 1,654,838
  12,400  Walt Disney                                   444,075
                                                    -----------
                                                      4,893,975
                                                    -----------
          ENERGY - 6.6%
  10,700  Chevron                                       878,738
  47,700  Conoco                                      1,231,256
  12,400  Exxon Mobil                                 1,105,925
                                                    -----------
                                                      3,215,919
                                                    -----------
 SHARES                                                VALUE
--------                                            -----------
          FINANCIAL SERVICES - 20.1%
  17,860  American International Group              $ 1,750,280
  18,100  Bank of America                               869,931
  16,100  Capital One Financial                       1,016,313
  32,932  Citigroup                                   1,733,046
  22,700  Federal National Mortgage Association       1,747,900
  38,100  FleetBoston Financial                       1,447,800
  16,100  Merrill Lynch                               1,127,000
                                                    -----------
                                                      9,692,270
                                                    -----------
          HEALTH CARE - 13.2%
   4,400  Baxter International                          361,625
  22,200  Bristol-Myers Squibb                        1,352,812
  17,600  Medtronic                                     955,900
  36,775  Pfizer                                      1,588,220
  16,300  Pharmacia                                     896,500
  23,400  Schering-Plough                             1,209,488
                                                    -----------
                                                      6,364,545
                                                    -----------
          TELECOMMUNICATIONS - 6.0%
  24,500  AT&T Wireless Group (1)                       610,969
   7,100  Nortel Networks                               323,050
  11,332  Qwest Communications International (1)        551,018
  14,800  Tellabs (1)                                   739,075
  28,100  WorldCom (1)                                  667,375
                                                    -----------
                                                      2,891,487
                                                    -----------
          UTILITIES - 2.8%
  22,700  Exelon (1)                                  1,364,838
                                                    -----------
          Total Common Stocks
            (Cost $43,490,631)                       47,921,876
                                                    -----------
          SHORT-TERM INVESTMENTS - 0.5%
 257,974  SSgA U.S. Government Money Market Fund
            6.260% (2)
            (Cost $257,974)                             257,974
                                                    -----------

Total Investments
  (Cost $43,748,605) - 99.7%                48,179,850
Other Assets Less Liabilities - 0.3%           147,245
                                           -----------
Total Net Assets - 100%                    $48,327,095
                                           ===========

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of October 31, 2000.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

  SHARES                                                 VALUE
----------                                            -----------
            COMMON STOCKS - 88.3%
            BASIC MATERIALS - 1.1%
     9,056  Cambrex                                   $   361,674
    10,300  Cytec Industries (1)                          356,637
                                                      -----------
                                                          718,311
                                                      -----------
            BUSINESS SERVICES - 1.9%
    21,100  National Data                                 804,437
    30,400  Ogden                                         418,000
                                                      -----------
                                                        1,222,437
                                                      -----------
            CAPITAL GOODS - 5.1%
    10,500  Alliant Techsystems (1)                       944,344
    11,400  APW (1)                                       526,537
    12,900  Hillenbrand Industries                        596,625
     9,300  Mettler-Toledo International (1)              434,194
     5,985  SPX (1)                                       739,896
                                                      -----------
                                                        3,241,596
                                                      -----------
            CONSUMER CYCLICALS - 9.8%
    35,100  Abercrombie & Fitch Class A (1)               827,044
    20,739  CEC Entertainment (1)                         661,056
    38,300  Furniture Brands International (1)            646,313
    32,343  Jack in The Box (1)                           792,403
    26,792  Rent-A-Center (1)                             781,991
    39,610  Ruby Tuesday                                  537,211
    68,500  Tommy Hilfiger (1)                            796,312
    51,500  Venator Group (1)                             727,437
    13,900  Zale (1)                                      470,863
                                                      -----------
                                                        6,240,630
                                                      -----------
            ENERGY - 7.1%
     8,000  Atwood Oceanics (1)                           268,500
     8,280  BJ Services (1)                               434,183
    11,000  Cal Dive International (1)                    547,250
     4,286  Cooper Cameron (1)                            233,587
    76,800  Grey Wolf (1)                                 355,200
    24,138  Hanover Compressor (1)                        787,502
   127,900  Methanex (1)                                  511,600
    28,600  Pride International (1)                       723,937
    34,200  UTI Energy (1)                                686,138
                                                      -----------
                                                        4,547,897
                                                      -----------
            FINANCE - 11.2%
    18,320  Affiliated Managers Group (1)               1,101,490
  SHARES                                                 VALUE
----------                                            -----------
            FINANCE (CONTINUED)
    37,600  Allied Capital                            $   775,500
    23,000  AmeriCredit (1)                               618,125
    20,700  AmerUs Group                                  545,962
    12,337  Bank United                                   699,354
    15,900  Federated Investors                           463,088
    25,818  Heller Financial                              755,176
    11,600  Hilb, Rogal & Hamilton                        459,650
    16,600  IndyMac Bancorp                               346,525
     9,300  Silicon Valley Bancshares (1)                 430,125
    39,500  Sovereign Bancorp                             328,344
     2,300  White Mountains Insurance Group               604,900
                                                      -----------
                                                        7,128,239
                                                      -----------
            HEALTH CARE - 21.2%
     3,300  Accredo Health (1)                            142,725
    14,100  AmeriSource Health Class A (1)                612,469
    35,575  Apria Healthcare Group (1)                    711,500
     7,100  Beckman Coulter                               497,444
    44,100  Bergen Brunswig Class A                       399,656
   111,300  Beverly Enterprises (1)                       556,500
    15,700  C. R. Bard                                    657,438
    22,200  Charles River Laboratories
              International (1)                           582,750
    13,657  Community Health Care (1)                     384,957
    53,800  DaVita (1)                                    605,250
    18,700  Dendrite International (1)                    406,725
    15,200  Dura Pharmaceuticals (1)                      523,450
    50,100  Edwards Lifesciences(1)                       673,219
    11,100  First Health Group(1)                         432,900
     8,600  Henry Schein                                  209,625
    25,791  Invacare                                      735,044
     5,400  Laboratory Corporation of America
              Holdings                                    728,325
    12,300  Medicis Pharmaceutical Class A (1)            905,587
    33,200  Mentor                                        585,150
     4,793  Quest Diagnostics (1)                         461,326
    37,500  Renal Care Group (1)                          881,250
    12,939  Sybron International (1)                      320,240
     9,100  Universal Health Services (1)                 763,262
    14,800  Varian Medical Systems (1)                    723,350
                                                      -----------
                                                       13,500,142
                                                      -----------
            MEDIA - 1.7%
    20,400  Catalina Marketing (1)                        800,700

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2000

  SHARES                                                 VALUE
----------                                            -----------
            MEDIA (CONTINUED)
       200  Cox Radio Class A (1)                     $     4,487
     6,833  True North Communications                     257,519
                                                      -----------
                                                        1,062,706
                                                      -----------
            TECHNOLOGY - 17.3%
    22,100  Affiliated Computer Services (1)            1,230,694
    17,900  Amphenol (1)                                1,150,075
    19,800  Artesyn Technologies (1)                      804,375
     9,200  Avocent (1)                                   652,625
     8,100  Black Box (1)                                 533,588
    11,000  C&D Technologies                              650,375
     5,196  CTS                                           223,103
    13,400  InFocus (1)                                   592,113
    11,143  Perkinelmer                                 1,331,588
    20,000  RadiSys (1)                                   530,000
    40,300  Sensormatic Electronics (1)                   725,400
    43,400  SonicWALL (1)                                 648,287
     1,400  Technitrol                                    155,225
    10,500  Tektronix                                     748,125
    13,300  Varian (1)                                    409,806
    13,800  Zebra Technologies (1)                        604,613
                                                      -----------
                                                       10,989,992
                                                      -----------
            TECHNOLOGY-CELLULAR/
             TELECOMMUNICATIONS - 0.7%
     3,800  Inrange Technologies Class B (1)              139,175
    32,100  ITC DeltaCom (1)                              259,810
     2,700  Ixia (1)                                       63,281
                                                      -----------
                                                          462,266
                                                      -----------
            TECHNOLOGY-SEMICONDUCTORS - 5.3%
    17,500  Advanced Energy Industries (1)                301,875
    10,700  Alpha Industries (1)                          426,663
    10,700  Cymer (1)                                     267,500
     7,200  DuPont Photomasks (1)                         404,100
    10,300  Fairchild Semiconductor (1)                   216,944
    11,300  IXYS (1)                                      286,031
    12,800  Lattice Semiconductor (1)                     373,600
    13,400  Pericom Semiconductor (1)                     355,100
    12,900  Varian Semiconductor Equipment
              Associates (1)                              296,700
     9,100  Zoran (1)                                     456,137
                                                      -----------
                                                        3,384,650
                                                      -----------
            TECHNOLOGY-SOFTWARE - 3.1%
    31,200  Progress Software (1)                     $   493,350
  SHARES                                                 VALUE
----------                                            -----------
            TECHNOLOGY-SOFTWARE (CONTINUED)
    39,500  Sybase (1)                                    827,031
    16,800  Symantec (1)                                  656,250
                                                      -----------
                                                        1,976,631
                                                      -----------
            TRANSPORTATION - 0.9%
    14,900  Teekay Shipping                               556,887
                                                      -----------
            UTILITIES - 1.9%
    35,707  El Paso Electric (1)                          428,127
    19,400  Kinder Morgan                                 748,112
                                                      -----------
                                                        1,176,239
                                                      -----------
            Total Common Stocks
              (Cost $45,408,763)                       56,208,623
                                                      -----------
            SHORT-TERM INVESTMENTS - 8.9%
 2,837,297  SSgA U.S. Government Money Market Fund
              6.240% (2)                                2,837,297
 2,837,297  SSgA Money Market Fund 6.280% (2)           2,837,297
                                                      -----------
            Total Short-Term Investments
              (Cost $5,674,594)                         5,674,594
                                                      -----------

PRINCIPAL
  AMOUNT
----------
            REPURCHASE AGREEMENT - 1.2%
$  756,000  State Street Bank and Trust Company,
              5.250%, 11/01/00, repurchase
              agreement, dated 10/31/00 with a
              repurchase price of $756,110,
              collateralized by a $795,000 United
              States Treasury Note, 4.250%, due
              11/15/03, valued at $774,369.
              (Cost $756,000)                             756,000
                                                      -----------

Total Investments
  (Cost $51,839,357) - 98.4%                62,639,217
Other Assets Less Liabilities - 1.6%           997,765
                                           -----------
Total Net Assets - 100%                    $63,636,982
                                           ===========

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of October 31, 2000.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MICRO CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

  SHARES                                                  VALUE
-----------                                            -----------
             COMMON STOCKS - 74.4%
             BANKS & FINANCE - 11.5%
     75,000  Berkshire Hill Bancorp                    $ 1,101,563
     36,000  Brown & Brown                               1,170,000
     80,000  FirstFed Financial (1)                      2,040,000
    100,000  Glacier Bancorp                             1,281,250
     70,000  Haven Bancorp                               2,003,750
     11,500  Parkvale Financial                            215,625
     50,000  Quaker City Bancorp (1)                       946,875
     20,000  Queens County Bancorp                         560,000
                                                       -----------
                                                         9,319,063
                                                       -----------
             BASIC INDUSTRIES - 0.8%
     65,000  Ladish (1)                                    658,125
                                                       -----------
             BUSINESS SERVICES - 5.4%
     50,000  Hall, Kinion & Associates (1)               1,321,875
    175,000  Watson Wyatt Class A (1)                    3,029,688
                                                       -----------
                                                         4,351,563
                                                       -----------
             CAPITAL GOODS - 4.7%
     20,000  Doncasters ADR (1)                            360,000
     30,000  Engineered Support Systems                    555,000
     15,000  Primex Technologies                           439,687
     55,000  Woodward Governor                           2,462,969
                                                       -----------
                                                         3,817,656
                                                       -----------
             CONSUMER CYCLICALS - 8.1%
     40,500  Corinthian Colleges (1)                     2,799,562
     50,000  Cutter & Buck (1)                             512,500
     52,600  Fossil (1)                                    687,088
     57,500  Gadzooks (1)                                1,045,781
     30,000  Genesco (1)                                   532,500
     32,000  Penn National Gaming (1)                      560,000
     20,000  Shuffle Master (1)                            448,750
                                                       -----------
                                                         6,586,181
                                                       -----------
             CONSUMER STAPLES - 1.0%
     25,000  Pathmark Stores (1)                           395,625
     55,000  Spartan Stores (1)                            384,059
                                                       -----------
                                                           779,684
                                                       -----------
             ENERGY - 6.2%
     40,000  Chiles Offshore (1)                           640,000
     70,000  Horizon Offshore (1)                          962,500
  SHARES                                                  VALUE
-----------                                            -----------
             ENERGY (CONTINUED)
     15,000  Key Energy Services (1)                   $   135,000
     33,000  OSCA Class A (1)                              511,500
     50,000  Patina Oil & Gas (1)                          290,625
     85,000  Universal Compression Holdings (1)          2,454,375
                                                       -----------
                                                         4,994,000
                                                       -----------
             HEALTH CARE - 16.9%
     70,000  AmSurg Class A (1)                          1,023,750
     30,000  CorVel (1)                                    950,625
     62,500  DIANON Systems (1)                          2,312,500
     35,000  Exactech (1)                                  665,000
     15,000  ICU Medical (1)                               375,000
     10,000  LifePoint Hospitals (1)                       387,500
     75,000  Orthofix International (1)                  1,575,000
     78,300  Regeneration Technologies (1)                 993,431
    116,600  Respironics (1)                             2,288,275
    275,000  Serologicals (1)                            1,856,250
     67,500  Sterile Recoveries (1)                        995,625
     10,000  Syncor International (1)                      256,875
                                                       -----------
                                                        13,679,831
                                                       -----------
             TECHNOLOGY - 8.0%
      2,200  Bel Fuse Class A                               93,912
    140,000  Media 100 (1)                               1,382,500
     62,500  Richardson Electronics                        855,469
     30,300  ScanSource (1)                              1,446,825
     15,000  Signal Technology (1)                         241,875
     85,000  Spectrum Control Class A (1)                1,051,875
     60,000  Trimble Navigation (1)                      1,425,000
                                                       -----------
                                                         6,497,456
                                                       -----------
             TECHNOLOGY-CELLULAR/
              TELECOMMUNICATIONS - 1.0%
     50,000  GenTek                                        834,375
                                                       -----------
             TECHNOLOGY-SEMICONDUCTORS - 5.1%
     20,000  Brooks Automation (1)                         530,000
     70,000  ESS Technology (1)                          1,085,000
     20,000  OmniVision Technologies (1)                   682,500
     65,000  Photronics (1)                              1,466,562
     70,000  Robotic Vision Systems (1)                    382,813
                                                       -----------
                                                         4,146,875
                                                       -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MICRO CAP FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2000

  SHARES                                                  VALUE
-----------                                            -----------
             TECHNOLOGY-SOFTWARE - 2.4%
     85,000  Metasolv Software (1)                     $ 1,054,686
     69,500  Take Two Interactive Software (1)             864,406
                                                       -----------
                                                         1,919,092
                                                       -----------
             TRANSPORTATION - 3.3%
    110,000  Knightsbridge Tankers                       2,371,875
     50,000  OMI (1)                                       346,875
                                                       -----------
                                                         2,718,750
                                                       -----------
             Total Common Stocks
               (Cost $53,258,856)                       60,302,651
                                                       -----------
             OPTIONS - 2.7%
     50,000  Nasdaq 100 Index Call Oct 00/8.125 (1)        381,250
     35,000  Russell 2000 Index Put Nov 00/530 (1)       1,141,875
     40,000  Russell 2000 Index Put Dec 00/490 (1)         680,000
                                                       -----------
             Total Options
               (Cost $2,247,500)                         2,203,125
                                                       -----------
             SHORT-TERM INVESTMENTS - 9.1%
  3,679,464  SSgA Money Market Fund 6.280% (2)           3,679,464
  3,679,465  SSgA U.S. Government Money Market Fund
               6.240% (2)                                3,679,465
                                                       -----------
             Total Short-Term Investments
               (Cost $7,358,929)                         7,358,929
                                                       -----------

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             REPURCHASE AGREEMENT - 17.4%
$14,071,000  State Street Bank and Trust Company,
               5.250%, 11/01/00, repurchase
               agreement, dated 10/31/00 with a
               repurchase price of $14,073,052,
               collateralized by a $14,735,000 United
               States Treasury Note, 4.250%, due
               11/15/03, valued at $14,352,612.
               (Cost $14,071,000)                      $14,071,000
                                                       -----------

Total Investments
  (Cost $76,936,285) - 103.6%               83,935,705
Liabilities in Excess of Other Assets -
(3.6%)                                      (2,950,380)
                                           -----------
Total Net Assets - 100%                    $80,985,325
                                           ===========

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of October 31, 2000.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

                                                                            EMERGING
                                                          INTERNATIONAL     MARKETS
                                                              FUND            FUND
                                                         ---------------  ------------
ASSETS
       Investments in securities, at value--Note 2        $ 95,432,320    $30,572,997
       Repurchase agreements                                 8,523,000             --
       Cash                                                        421         72,050
       Foreign currency, at value                              104,729        633,872
       Dividends and tax reclaims receivable                   197,457         23,302
       Interest receivable                                      49,488          7,667
       Receivable for securities sold                        1,762,287        275,136
       Receivable for foreign currency contracts sold          389,268         11,079
       Receivable for Fund shares sold                       2,835,086        148,483
       Deferred organizational costs                                --            389
       Prepaid expenses                                          3,611         13,611
       Due from Investment Advisor--Note 3                      26,893         92,961
                                                          ------------    -----------
         Total Assets                                      109,324,560     31,851,547
                                                          ------------    -----------
LIABILITIES
       Payable for securities purchased                      1,665,372        164,063
       Payable for foreign currency contracts purchased        172,463              4
       Payable for Fund shares redeemed                      1,967,587         51,298
       Advisory fee payable--Note 3                             39,683         27,358
       Administration fee payable--Note 3                       18,982          6,865
       Accrued expenses and other liabilities                   97,755         48,713
                                                          ------------    -----------
         Total Liabilities                                   3,961,842        298,301
                                                          ------------    -----------
         Net Assets                                       $105,362,718    $31,553,246
                                                          ============    ===========
NET ASSETS
       Capital paid-in                                    $ 64,199,511    $39,750,436
       Undistributed (distributions in excess of) net
         investment income                                   1,639,430        (25,207)
       Accumulated net realized gain (loss) on
         investments and foreign currency transactions      41,055,733     (3,672,516)
       Net unrealized appreciation (depreciation) on
         investments and foreign currency translations      (1,531,956)    (4,499,467)
                                                          ------------    -----------
         Net Assets                                       $105,362,718    $31,553,246
                                                          ============    ===========
INVESTOR CLASS:
       Net asset value, offering and redemption price
         per share                                        $      16.74    $     10.49
Total shares outstanding at end of period                    6,295,329      3,006,741
Cost of securities including repurchase agreements        $105,700,756    $35,077,799
Cost of foreign currency                                  $    103,546    $   638,494

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           INTERNATIONAL
                                                              SMALLER       U.S. LARGE CAP   U.S. SMALLER      MICRO
                                                             COMPANIES          EQUITY         COMPANIES        CAP
                                                               FUND              FUND            FUND          FUND
                                                         -----------------  ---------------  -------------  -----------
ASSETS
       Investments in securities, at value--Note 2          $18,300,736       $48,179,850     $61,883,217   $69,864,705
       Repurchase agreements                                         --                --         756,000    14,071,000
       Cash                                                          --                --             570           606
       Foreign currency, at value                                    --                --              --            --
       Dividends and tax reclaims receivable                     26,708            17,777          11,113       127,250
       Interest receivable                                        3,820             4,858          30,163        40,535
       Receivable for securities sold                           121,467           253,676       1,285,241     2,472,159
       Receivable for foreign currency contracts sold            59,544                --              --            --
       Receivable for Fund shares sold                          537,974             6,320          72,321       195,490
       Deferred organizational costs                              2,995                --           3,952            --
       Prepaid expenses                                          13,891               971          29,098            47
       Due from Investment Advisor--Note 3                       32,934                --              --        21,343
                                                            -----------       -----------     -----------   -----------
         Total Assets                                        19,100,069        48,463,452      64,071,675    86,793,135
                                                            -----------       -----------     -----------   -----------
LIABILITIES
       Payable for securities purchased                         405,987                --         310,771     5,630,754
       Payable for foreign currency contracts purchased              --                --              --            --
       Payable for Fund shares redeemed                              --             7,785             127        16,490
       Advisory fee payable--Note 3                              11,656            51,935          26,766        83,258
       Administration fee payable--Note 3                         3,863                --          13,420        16,636
       Accrued expenses and other liabilities                    44,485            76,637          83,609        60,672
                                                            -----------       -----------     -----------   -----------
         Total Liabilities                                      465,991           136,357         434,693     5,807,810
                                                            -----------       -----------     -----------   -----------
         Net Assets                                         $18,634,078       $48,327,095     $63,636,982   $80,985,325
                                                            ===========       ===========     ===========   ===========
NET ASSETS
       Capital paid-in                                      $15,355,076       $43,962,650     $43,491,035   $37,747,476
       Undistributed (distributions in excess of) net
         investment income                                       42,076                --              --            --
       Accumulated net realized gain (loss) on
         investments and foreign currency transactions        2,854,328           (66,800)      9,346,087    36,238,429
       Net unrealized appreciation (depreciation) on
         investments and foreign currency translations          382,598         4,431,245      10,799,860     6,999,420
                                                            -----------       -----------     -----------   -----------
         Net Assets                                         $18,634,078       $48,327,095     $63,636,982   $80,985,325
                                                            ===========       ===========     ===========   ===========
INVESTOR CLASS:
       Net asset value, offering and redemption price
         per share                                          $     15.50       $      4.95     $     18.01   $     46.19
Total shares outstanding at end of period                     1,202,023         9,753,327       3,533,809     1,753,374
Cost of securities including repurchase agreements          $17,977,378       $43,748,605     $51,839,357   $76,936,285
Cost of foreign currency                                    $        --       $        --     $        --   $        --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

                                                                         EMERGING
                                                         INTERNATIONAL    MARKETS
                                                             FUND          FUND
                                                         -------------  -----------
INVESTMENT INCOME
       Dividend income                                   $  1,721,521   $   218,962
       Interest income                                        475,996        79,167
       Foreign taxes withheld                                (239,075)      (18,762)
                                                         ------------   -----------
          Total Income                                      1,958,442       279,367
                                                         ------------   -----------
EXPENSES
       Investment advisory fees--Note 3                       610,287       257,314
       Shareholder servicing fees--Note 4                          --            --
       Administrative fees--Note 3                            287,297        64,329
       Subadministration fees--Note 3                         132,282        37,130
       Custodian fees                                         220,738       139,626
       Audit fees                                              76,001        32,002
       Legal fees                                              32,472         9,202
       Printing expenses                                       17,707        30,493
       Trustees fees--Note 5                                   28,982         4,659
       Transfer agent fees                                     25,744        15,166
       Organizational expenses                                     --           195
       Registration fees                                       18,847        14,002
       Other                                                   16,370         1,247
                                                         ------------   -----------
          Total Expenses                                    1,466,727       605,365
       Expenses borne by Investment Adviser--Note 3          (166,562)     (167,944)
       Expenses waived by Investment Adviser--Note 3          (35,646)           --
                                                         ------------   -----------
          Net Expenses                                      1,264,519       437,421
                                                         ------------   -----------
Net Investment Income (Loss)                                  693,923      (158,054)
                                                         ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
       Net realized gain (loss) on investments sold (a)    43,292,573    (3,356,038)
       Net realized gain (loss) on foreign currency
         transactions                                         391,584       (63,405)
                                                         ------------   -----------
          Net realized gain (loss) on investments and
            foreign currency transactions                  43,684,157    (3,419,443)
                                                         ------------   -----------
       Change in net unrealized appreciation
         (depreciation) on investments                    (26,978,546)   (4,872,379)
       Change in net unrealized appreciation
         (depreciation) on foreign currency
         translations                                         766,731         9,589
                                                         ------------   -----------
          Net change in unrealized appreciation
            (depreciation) on investments and foreign
            currency translations                         (26,211,815)   (4,862,790)
                                                         ------------   -----------
Net Gain (Loss)                                            17,472,342    (8,282,233)
                                                         ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                             $ 18,166,265   $(8,440,287)
                                                         ============   ===========

--------------

(a) Includes capital gains taxes for sales of Thailand securities in the amount of $6,152 for Schroder Emerging Markets Fund.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                           INTERNATIONAL     U.S. LARGE CAP  U.S. SMALLER     MICRO
                                                         SMALLER COMPANIES       EQUITY       COMPANIES        CAP
                                                                FUND              FUND           FUND         FUND
                                                         ------------------  --------------  ------------  -----------
INVESTMENT INCOME
       Dividend income                                      $   183,063       $    98,597    $   141,901   $   204,387
       Interest income                                           35,618            21,217        280,552       593,905
       Foreign taxes withheld                                   (22,472)             (953)            --            --
                                                            -----------       -----------    -----------   -----------
          Total Income                                          196,209           118,861        422,453       798,292
                                                            -----------       -----------    -----------   -----------
EXPENSES
       Investment advisory fees--Note 3                         134,350           147,762        258,160       623,920
       Shareholder servicing fees--Note 4                            --                --          6,211            --
       Administrative fees--Note 3                               39,510                --        139,750       124,784
       Subadministration fees--Note 3                            20,250            21,778         58,903        53,552
       Custodian fees                                            63,098            40,660         93,172        94,245
       Audit fees                                                28,003             8,212         28,689        36,395
       Legal fees                                                13,003            22,014         22,014        22,014
       Printing expenses                                         25,739            10,007         20,576        26,395
       Trustees fees--Note 5                                      3,574             2,402         11,879         7,518
       Transfer agent fees                                       15,134            21,613         40,738        19,143
       Organizational expenses                                    9,093                --          5,017            --
       Registration fees                                         14,002            18,184         22,848        18,930
       Other                                                      1,111            10,350          4,551           292
                                                            -----------       -----------    -----------   -----------
          Total Expenses                                        366,867           302,982        712,508     1,027,188
       Expenses borne by Investment Adviser--Note 3            (113,864)               --         (3,721)      (30,346)
       Expenses waived by Investment Adviser--Note 3            (15,821)          (29,632)            --            --
                                                            -----------       -----------    -----------   -----------
          Net Expenses                                          237,182           273,350        708,787       996,842
                                                            -----------       -----------    -----------   -----------
Net Investment Income (Loss)                                    (40,973)         (154,489)      (286,334)     (198,550)
                                                            -----------       -----------    -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
       Net realized gain (loss) on investments sold (a)       2,855,791         4,197,406     10,252,989    36,292,977
       Net realized gain (loss) on foreign currency
         transactions                                            57,965                24             --           (12)
                                                            -----------       -----------    -----------   -----------
          Net realized gain (loss) on investments and
            foreign currency transactions                     2,913,756         4,197,430     10,252,989    36,292,965
                                                            -----------       -----------    -----------   -----------
       Change in net unrealized appreciation
         (depreciation) on investments                       (1,075,329)       (2,977,776)     7,939,225     5,630,333
       Change in net unrealized appreciation
         (depreciation) on foreign currency
         translations                                            70,121                --             --            --
                                                            -----------       -----------    -----------   -----------
          Net change in unrealized appreciation
            (depreciation) on investments and foreign
            currency translations                            (1,005,208)       (2,977,776)     7,939,225     5,630,333
                                                            -----------       -----------    -----------   -----------
Net Gain (Loss)                                               1,908,548         1,219,654     18,192,214    41,923,298
                                                            -----------       -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                $ 1,867,575       $ 1,065,165    $17,905,880   $41,724,748
                                                            ===========       ===========    ===========   ===========

--------------

(a) Includes capital gains taxes for sales of Thailand securities in the amount of $6,152 for Schroder Emerging Markets Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                  INTERNATIONAL FUND
                                          ----------------------------------
                                             Year Ended        Year Ended
                                          October 31, 2000  October 31, 1999
                                          ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment (loss) income             $     693,923     $     858,784
  Net realized gain (loss) on
    investments and foreign currency
    transactions                              43,684,157        14,091,624
  Change in net unrealized appreciation
    (depreciation) on investments and
    foreign currency translations            (26,211,815)       13,193,036
                                           -------------     -------------
  Net increase (decrease) in net assets
    resulting from operations                 18,166,265        28,143,444
                                           -------------     -------------
Dividends and Distributions to Investor
  Shareholders:
  From net investment income                    (589,679)       (1,311,873)
  From net realized capital gains            (12,889,783)      (22,931,620)
Dividends and Distributions to Advisor
  Shareholders:
  From net investment income                          --                --
  From net realized capital gains                     --               (17)
                                           -------------     -------------
                                             (13,479,462)      (24,243,510)
                                           -------------     -------------
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                            255,035,992       105,900,667
  Reinvestment of distributions               12,350,145        18,465,458
  Redemptions of shares                     (324,330,164)     (100,600,791)
                                           -------------     -------------
  Total increase (decrease) from
    Investor Share transactions              (56,944,027)       23,765,334
                                           -------------     -------------
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                                     --                --
  Reinvestment of distributions                       --                --
  Redemptions of shares                               --              (100)
                                           -------------     -------------
  Total increase (decrease) from Advisor
    Share transactions                                --              (100)
                                           -------------     -------------
  Total increase (decrease) in net
    assets                                   (52,257,224)       27,665,168
NET ASSETS
  Beginning of Period                        157,619,942       129,954,774
                                           -------------     -------------
  End of period                            $ 105,362,718     $ 157,619,942
                                           =============     =============
Undistributed (distributions in excess
  of) net investment income                $   1,639,430     $   1,145,028
                                           =============     =============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                             14,344,933         6,591,795
  Reinvestment of distributions                  723,076         1,232,674
  Redemption of shares                       (18,035,607)       (6,159,592)
                                           -------------     -------------
  Net increase (decrease) in Investor
    Shares                                    (2,967,598)        1,664,877
                                           =============     =============
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                                     --                --
  Reinvestment of distributions                       --                --
  Redemption of shares                                --                (5)
                                           -------------     -------------
  Net increase (decrease) in Advisor
    Shares                                            --                (5)
                                           =============     =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                  EMERGING MARKETS FUND
                                     ------------------------------------------------
                                                        For the Period
                                        Year Ended     June 1, 1999 to    Year Ended
                                     October 31, 2000  October 31, 1999  May 31, 1999
                                     ----------------  ----------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  From Operations:
  Net investment (loss) income         $   (158,054)     $    (6,273)    $     5,785
  Net realized gain (loss) on
    investments and foreign
    currency transactions                (3,419,443)         246,833         202,377
  Change in net unrealized
    appreciation (depreciation) on
    investments and foreign
    currency translations                (4,862,790)         128,134         237,379
                                       ------------      -----------     -----------
  Net increase (decrease) in net
    assets resulting from
    operations                           (8,440,287)         368,694         445,541
                                       ------------      -----------     -----------
Dividends and Distributions to
  Investor Shareholders:
  From net investment income                (71,978)              --          (1,988)
  From net realized capital gains          (292,305)              --              --
Dividends and Distributions to
  Advisor Shareholders:
  From net investment income                     --               --              --
  From net realized capital gains                --               --              --
                                       ------------      -----------     -----------
                                           (364,283)              --          (1,988)
                                       ------------      -----------     -----------
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                        56,195,530        3,568,272       5,729,736
  Reinvestment of distributions             364,283               --           1,988
  Redemptions of shares                 (19,364,379)      (2,992,318)     (3,975,370)
                                       ------------      -----------     -----------
  Total increase (decrease) from
    Investor Share transactions          37,195,434          575,954       1,756,354
                                       ------------      -----------     -----------
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                                --               --              --
  Reinvestment of distributions                  --               --              --
  Redemptions of shares                          --               --              --
                                       ------------      -----------     -----------
  Total increase (decrease) from
    Advisor Share transactions                   --               --              --
                                       ------------      -----------     -----------
  Total increase (decrease) in net
    assets                               28,390,864          944,648       2,199,907
NET ASSETS
  Beginning of Period                     3,162,382        2,217,734          17,827
                                       ------------      -----------     -----------
  End of Period                        $ 31,553,246      $ 3,162,382     $ 2,217,734
                                       ============      ===========     ===========
Undistributed (distributions in
  excess of) net investment income     $    (25,207)     $    63,557     $     6,691
                                       ============      ===========     ===========
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                         4,147,126          295,733         636,064
  Reinvestment of distributions              27,064               --             233
  Redemption of shares                   (1,427,077)        (244,868)       (429,505)
                                       ------------      -----------     -----------
  Net increase (decrease) in
    Investor Shares                       2,747,113           50,865         206,792
                                       ============      ===========     ===========
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                                --               --              --
  Reinvestment of distributions                  --               --              --
  Redemption of shares                           --               --              --
                                       ------------      -----------     -----------
  Net increase (decrease) in
    Advisor Shares                               --               --              --
                                       ============      ===========     ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                INTERNATIONAL SMALLER
                                                    COMPANIES FUND
                                          ----------------------------------
                                             Year Ended        Year Ended
                                          October 31, 2000  October 31, 1999
                                          ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment (loss) income              $    (40,973)     $    37,236
  Net realized gain (loss) on
    investments and foreign currency
    transactions                               2,913,756        1,360,816
  Change in net unrealized appreciation
    (depreciation) on investments and
    foreign currency translations             (1,005,208)       2,006,872
                                            ------------      -----------
  Net increase (decrease) in net assets
    resulting from operations                  1,867,575        3,404,924
                                            ------------      -----------
Dividends and Distributions to Investor
  Shareholders:
  From net investment income                      (5,696)         (16,342)
  From net realized capital gains             (1,351,877)        (313,960)
Dividends and Distributions to Advisor
  Shareholders:
  From net investment income                          --               --
  From net realized capital gains                     --               --
                                            ------------      -----------
                                              (1,357,573)        (330,302)
                                            ------------      -----------
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                             28,691,256        3,936,628
  Reinvestment of distributions                1,269,385          104,039
  Redemptions of shares                      (21,672,515)      (1,444,023)
                                            ------------      -----------
  Total increase (decrease) from
    Investor Share transactions                8,288,126        2,596,644
                                            ------------      -----------
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                                     --               --
  Reinvestment of distributions                       --               --
  Redemptions of shares                               --               --
                                            ------------      -----------
  Total increase (decrease) from Advisor
    Share transactions                                --               --
                                            ------------      -----------
  Total increase (decrease) in net
    assets                                     8,798,128        5,671,266
NET ASSETS
  Beginning of period                          9,835,950        4,164,684
                                            ------------      -----------
  End of period                             $ 18,634,078      $ 9,835,950
                                            ============      ===========
Undistributed (distributions in excess
  of) net investment income                 $     42,076      $    30,780
                                            ============      ===========
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                              1,624,433          341,062
  Reinvestment of distributions                   82,740           11,420
  Redemption of shares                        (1,193,338)        (109,607)
                                            ------------      -----------
NET INCREASE (DECREASE) IN INVESTOR
  SHARES                                         513,835          242,875
                                            ============      ===========
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                                     --               --
  Reinvestment of distributions                       --               --
  Redemption of shares                                --               --
                                            ------------      -----------
  Net increase (decrease) in Advisor
    Shares                                            --               --
                                            ============      ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                 U.S. LARGE CAP EQUITY FUND
                                          ----------------------------------------
                                              Year Ended           Year Ended
                                           October 31, 2000     October 31, 1999
                                          -------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment (loss) income                $  (154,489)         $  (128,036)
  Net realized gain (loss) on
    investments and foreign currency
    transactions                                4,197,430            1,801,211
  Change in net unrealized appreciation
    (depreciation) on investments and
    foreign currency translations              (2,977,776)           1,962,730
                                              -----------          -----------
  Net increase (decrease) in net assets
    resulting from operations                   1,065,165            3,635,905
                                              -----------          -----------
Dividends and Distributions to Investor
  Shareholders:
  From net investment income                           --                   --
  From net realized capital gains              (5,718,509)          (4,808,678)
  From return of capital                         (730,929)                  --
Dividends and Distributions to Advisor
  Shareholders:
  From net investment income                           --                   --
  From net realized capital gains                      --                   --
                                              -----------          -----------
                                               (6,449,438)          (4,808,678)
                                              -----------          -----------
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                               3,152,992              237,273
  Reinvestment of distributions                 5,064,753            3,726,473
  Redemptions of shares                        (5,917,223)          (1,221,470)
  Issuance of Merger Shares--(Note 10)         37,300,982                   --
                                              -----------          -----------
  Total increase (decrease) from
    Investor Share transactions                39,601,504            2,742,276
                                              -----------          -----------
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                                      --                   --
  Reinvestment of distributions                        --                   --
  Redemptions of shares                                --                   --
                                              -----------          -----------
  Total increase (decrease) from Advisor
    Share transactions                                 --                   --
                                              -----------          -----------
  Total increase (decrease) in net
    assets                                     34,217,231            1,569,503
NET ASSETS
  Beginning of Period                          14,109,864           12,540,361
                                              -----------          -----------
  End of Period                               $48,327,095          $14,109,864
                                              ===========          ===========
Undistributed (distributions in excess
  of) net investment income                   $        --          $        --
                                              ===========          ===========
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                                 574,897               50,376
  Reinvestment of distributions                   936,388              640,288
  Redemption of shares                         (1,075,751)            (202,406)
  Issuance of Merger Shares                     7,220,033                   --
                                              -----------          -----------
  Net increase (decrease) in Investor
    Shares                                      7,655,567              488,258
                                              ===========          ===========
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                                      --                   --
  Reinvestment of distributions                        --                   --
  Redemption of shares                                 --                   --
                                              -----------          -----------
  Net increase (decrease) in Advisor
    Shares                                             --                   --
                                              ===========          ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                    U.S. SMALLER COMPANIES FUND
                                     ---------------------------------------------------------
                                                            For the Period
                                         Year Ended          June 1, 1999        Year Ended
                                      October 31, 2000     October 31, 1999     May 31, 1999
                                     -------------------  -------------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income                 $   (286,334)        $   (120,661)      $   (380,568)
  Net realized gain (loss) on
    investments and foreign
    currency transactions                 10,252,989            1,996,019         (5,520,499)
  Change in net unrealized
    appreciation (depreciation) on
    investments and foreign
    currency translations                  7,939,225           (1,771,479)        (3,940,525)
                                        ------------         ------------       ------------
  Net increase (decrease) in net
    assets resulting from
    operations                            17,905,880              103,879         (9,841,592)
                                        ------------         ------------       ------------
Dividends and Distributions to
  Investor Shareholders:
  From net investment income                      --                   --                 --
  From net realized capital gains                 --                   --           (115,656)
Dividends and Distributions to
  Advisor Shareholders:
  From net investment income                      --                   --                 --
  From net realized capital gains                 --                   --            (12,796)
                                        ------------         ------------       ------------
                                                  --                   --           (128,452)
                                        ------------         ------------       ------------
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                         30,111,189            4,665,045         48,301,794
  Reinvestment of distributions                   --                   --            114,698
  Redemptions of shares                  (24,922,951)         (10,478,035)       (42,480,798)
                                        ------------         ------------       ------------
  Total increase (decrease) from
    Investor Share transactions            5,188,238           (5,812,990)         5,935,694
                                        ------------         ------------       ------------
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                          2,274,004              807,383          5,849,691
  Reinvestment of distributions                   --                   --             12,796
  Redemptions of shares                   (8,714,849)            (867,866)        (5,298,368)
                                        ------------         ------------       ------------
  Total increase (decrease) from
    Advisor Share transactions            (6,440,845)             (60,483)           564,119
                                        ------------         ------------       ------------
  Total increase (decrease) in net
    assets                                16,653,273           (5,769,594)        (3,470,231)
NET ASSETS
  Beginning of Period                     46,983,709           52,753,303         56,223,534
                                        ------------         ------------       ------------
  End of Period                         $ 63,636,982         $ 46,983,709       $ 52,753,303
                                        ============         ============       ============
Undistributed (distributions in
  excess of) net investment income      $         --         $   (120,661)      $         --
                                        ============         ============       ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                          1,847,371              359,380          3,708,043
  Reinvestment of distributions                   --                   --              9,456
  Redemption of shares                    (1,611,841)            (801,878)        (3,477,759)
                                        ------------         ------------       ------------
  Net increase (decrease) in
    Investor Shares                          235,530             (442,498)           239,740
                                        ============         ============       ============
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                            146,819               62,559            524,063
  Reinvestment of distributions                   --                   --              1,058
  Redemption of shares                      (524,652)             (67,963)          (450,609)
                                        ------------         ------------       ------------
  Net increase (decrease) in
    Advisor Shares                          (377,833)              (5,404)            74,512
                                        ============         ============       ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                          MICRO CAP FUND
                                     ---------------------------------------------------------
                                                            For the Period
                                         Year Ended          June 1, 1999        Year Ended
                                      October 31, 2000     October 31, 1999     May 31, 1999
                                     -------------------  -------------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment (loss) income           $  (198,550)         $   (51,272)       $   (90,189)
  Net realized gain (loss) on
    investments and foreign
    currency transactions                 36,292,965            3,611,077          3,798,687
  Change in net unrealized
    appreciation (depreciation) on
    investments and foreign
    currency translations                  5,630,333             (154,964)           932,978
                                         -----------          -----------        -----------
  Net increase (decrease) in net
    assets resulting from
    operations                            41,724,748            3,404,841          4,641,476
                                         -----------          -----------        -----------
Dividends and Distributions to
  Investor Shareholders:
  From net investment income                      --                   --                 --
  From net realized capital gains         (5,813,221)                  --         (1,091,088)
Dividends and Distributions to
  Advisor Shareholders:
  From net investment income                      --                   --                 --
  From net realized capital gains                 --                   --                 --
                                         -----------          -----------        -----------
                                          (5,813,221)                  --         (1,091,088)
                                         -----------          -----------        -----------
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                         26,653,984            3,871,457          6,563,434
  Reinvestment of distributions            5,642,897                   --            770,633
  Redemptions of shares                   (7,818,665)            (998,073)        (2,906,697)
                                         -----------          -----------        -----------
  Total increase (decrease) from
    Investor Share transactions           24,478,216            2,873,384          4,427,370
                                         -----------          -----------        -----------
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                                 --                   --                 --
  Reinvestment of distributions                   --                   --                 --
  Redemptions of shares                           --                   --                 --
                                         -----------          -----------        -----------
  Total increase (decrease) from
    Advisor Share transactions                    --                   --                 --
                                         -----------          -----------        -----------
  Total increase (decrease) in net
    assets                                60,389,743            6,278,225          7,977,758
NET ASSETS
  Beginning of Period                     20,595,582           14,317,357          6,339,599
                                         -----------          -----------        -----------
  End of Period                          $80,985,325          $20,595,582        $14,317,357
                                         ===========          ===========        ===========
Undistributed (distributions in
  excess of) net investment income       $        --          $        --        $        --
                                         ===========          ===========        ===========
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
  Sales of shares                            887,828              174,358            409,850
  Reinvestment of distributions              280,741                   --             56,415
  Redemption of shares                      (252,899)             (46,302)          (201,229)
                                         -----------          -----------        -----------
  Net increase (decrease) in
    Investor Shares                          915,670              128,056            265,036
                                         ===========          ===========        ===========
ADVISOR SHARE TRANSACTIONS:
  Sales of shares                                 --                   --                 --
  Reinvestment of distributions                   --                   --                 --
  Redemption of shares                            --                   --                 --
                                         -----------          -----------        -----------
  Net increase (decrease) in
    Advisor Shares                                --                   --                 --
                                         ===========          ===========        ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    Selected per share data and ratios for an Investor share outstanding throughout each period:

                                    For the Year Ended October 31,
                           ------------------------------------------------
                             2000      1999      1998      1997    1996 (a)
---------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period      $  17.02  $  17.10  $  18.37  $  20.01  $  20.91
                           --------  --------  --------  --------  --------
Investment Operations (b)
  Net Investment Income        0.15      0.07      0.23      0.14      0.15
  Net Realized and
    Unrealized Gain
    (Loss) on Investments
    and Foreign Currency
    Transactions               1.24      3.20      0.34      1.31      1.74
                           --------  --------  --------  --------  --------
Total from Investment
  Operations                   1.39      3.27      0.57      1.45      1.89
                           --------  --------  --------  --------  --------
Distributions From
  Net Investment Income       (0.07)    (0.18)    (0.29)    (0.46)    (0.47)
  Net Realized Gain on
    Investments and
    Foreign Currency
    Transactions              (1.60)    (3.17)    (1.55)    (2.63)    (2.32)
                           --------  --------  --------  --------  --------
Total Distributions           (1.67)    (3.35)    (1.84)    (3.09)    (2.79)
                           --------  --------  --------  --------  --------
Net Asset Value, End of
  Period                   $  16.74  $  17.02  $  17.10  $  18.37  $  20.01
                           ========  ========  ========  ========  ========
Total Return (c)              8.02%    21.82%     3.82%     8.33%    10.05%

Ratios and Supplemental
  Data:
Net Assets at End of
  Period (in thousands)    $105,363  $157,620  $129,955  $191,219  $202,735
Ratios to Average Net
  Assets: (b)
  Expenses including
    reimbursement/waiver
    of fees                   0.99%     0.99%     0.99%     0.99%     0.99%
  Expenses excluding
    reimbursement/waiver
    of fees                   1.14%     1.06%     1.08%     1.06%     1.04%
  Net investment income
    including
 reimbursement/waiver of
    fees                      0.54%     0.60%     1.14%     0.67%     0.86%
Portfolio Turnover Rate
  (d)                          132%       85%       53%       36%       56%

--------------

(a)  On November 1, 1995, the Fund converted to a master-feeder structure.
(b) From the period November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolio, Schroder International Equity Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3).
(d) The portfolio turnover rates for the years October 31, 1996 through October 31, 1998, represent the turnover of the underlying Portfolio, International Equity Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    Selected per share data and ratios for an Investor Share outstanding throughout each period:

                                   For the Year          For the Period        For the Year      For the Period
                                       Ended                  Ended                Ended              Ended
                                 October 31, 2000     October 31, 1999 (a)     May 31, 1999     May 31, 1998 (f)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                          $        12.18        $          10.62        $      9.04       $       10.00
                                  --------------        ----------------        -----------       -------------
Investment Operations (b)
  Net Investment Income (Loss)             (0.18)                  (0.03)              0.03                0.02
  Net Realized and Unrealized
    Gain (Loss) on Investments
    and Foreign Currency
    Transactions                           (0.90)                   1.59               1.58               (0.98)
                                  --------------        ----------------        -----------       -------------
Total from Investment
  Operations                               (1.08)                   1.56               1.61               (0.96)
                                  --------------        ----------------        -----------       -------------
Distributions from
  Net Investment Income                    (0.12)                     --              (0.03)                 --
  Net Realized Gain on
    Investments and Foreign
    Currency Transactions                  (0.49)                     --                 --                  --
                                  --------------        ----------------        -----------       -------------
Total Distributions                        (0.61)                     --              (0.03)                 --
                                  --------------        ----------------        -----------       -------------
Net Asset Value, End of Period    $        10.49        $          12.18        $     10.62       $        9.04
                                  ==============        ================        ===========       =============
Total Return (c)                        (10.00)%                  14.69%             17.88%             (9.60)%

Ratios and Supplementary Data
Net Assets at End of Period
  (in thousands)                  $       31,553        $          3,162        $     2,218       $          18
Ratios to Average Net Assets:
  (b)
  Expenses including
    reimbursement/ waiver of
    fees                                   1.70%                   1.70%(d)           1.65%               1.70%(d)
  Expenses excluding
    reimbursement/ waiver of
    fees                                   2.35%                   7.84%(d)          10.74%                  --(e)
  Net investment income
    including
    reimbursement/waiver of
    fees                                 (0.61)%                 (0.59)%(d)           0.51%               1.72%(d)
Portfolio Turnover Rate (g)                 192%                    160%               177%                 23%

----------------

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Prior to September 17, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolio, Schroder EM Core Portfolio. Since September 20, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown. (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d)  Annualized.
(e)  Amount is not meaningful due to short period of operations.
(f)  The Fund commenced operations on October 31, 1997.
(g) The portfolio turnover rates for the period ending May 31, 1998 and year ended May 31, 1999 represent the turnover of the underlying Portfolio, Schroder EM Core Portfolio. For the period ending October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio and from September 20, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    Selected per share data and ratios for an Investor Share outstanding throughout each period:

                                                                                   For the Period
                                                For the Year Ended October 31,          Ended
                                               ---------------------------------     October 31,
                                                  2000        1999       1998         1997 (a)
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 14.29     $  9.35     $ 9.22      $      10.00
                                                -------     -------     ------      ------------
Investment Operations (b)
  Net Investment Income (Loss)                    (0.05)       0.06       0.05              0.02
  Net Realized and Unrealized Gain (Loss) on
    Investments and Foreign Currency
    Transactions                                   3.23        5.62       0.60             (0.79)
                                                -------     -------     ------      ------------
Total from Investment Operations                   3.18        5.68       0.65             (0.77)
                                                -------     -------     ------      ------------
Distributions From
  Net Investment Income                           (0.01)      (0.04)     (0.01)            (0.01)
  Net Realized Gain on Investments and
    Foreign Currency Transactions                 (1.96)      (0.70)     (0.51)               --
                                                -------     -------     ------      ------------
Total Distributions                               (1.97)      (0.74)     (0.52)            (0.01)
                                                -------     -------     ------      ------------
Net Asset Value, End of Period                  $ 15.50     $ 14.29     $ 9.35      $       9.22
                                                =======     =======     ======      ============

Total Return (c)                                 22.37%      65.27%      7.88%           (7.73)%

Ratios and Supplemental Data:
Net Assets at End of Period (in thousands)      $18,634     $ 9,836     $4,165      $      6,836
Ratios to Average Net Assets: (b)
  Expenses including reimbursement/waiver of
    fees                                          1.50%       1.50%      1.50%             1.50%(d)
  Expenses excluding reimbursement/waiver of
    fees                                          2.32%       2.74%      5.26%             3.93%(d)
  Net investment income including
    reimbursement/ waiver of fees               (0.26)%       0.53%      0.33%             0.21%(d)
Portfolio Turnover Rate (e)                         86%         81%        82%               32%

--------------

(a) For the period November 4, 1996 (Commencement of Operations) through October 31, 1997.
(b) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolio, Schroder International Smaller Companies Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annulized.
(d)  Annualized.
(e) The portfolio turnover rates for the period ending October 31, 1997 and year ended October 31, 1998 represent the turnover of the underlying Portfolio, Schroder International Smaller Companies Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND (A)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    Selected per share data and ratios for an Investor Share outstanding throughout each period:

                                 For the Year Ended October 31,
                           -------------------------------------------
                            2000     1999     1998     1997     1996
----------------------------------------------------------------------
Net Asset Value,
  Beginning of Period      $  6.73  $  7.79  $  9.82  $  9.76  $  9.41
                           -------  -------  -------  -------  -------
Investment Operations
  Net Investment Income
    (Loss)                   (0.02)   (0.06)   (0.06)   (0.01)    0.04
  Net Realized and
    Unrealized Gain
    (Loss) on Investments     1.26     2.00     0.78     2.20     1.62
                           -------  -------  -------  -------  -------
Total from Investment
  Operations                  1.24     1.94     0.72     2.19     1.66
                           -------  -------  -------  -------  -------
Distributions From
  Net Investment Income         --       --       --    (0.02)   (0.07)
  Net Realized Gain on
    Investments              (2.68)   (3.00)   (2.75)   (2.11)   (1.24)
  Return of Capital          (0.34)      --       --       --       --
                           -------  -------  -------  -------  -------
Total Distributions          (3.02)   (3.00)   (2.75)   (2.13)   (1.31)
                           -------  -------  -------  -------  -------
Net Asset Value, End of
  Period                   $  4.95  $  6.73  $  7.79  $  9.82  $  9.76
                           =======  =======  =======  =======  =======
Total Return (b)            18.73%   30.95%    8.87%   26.49%   19.45%

Ratios and Supplementary
  Data:
Net Assets at End of
  Period (in thousands)
  (c)                      $48,327  $14,110  $12,540  $13,861  $17,187
Ratios to Average Net
  Assets:
  Expenses including
    reimbursement/waiver
    of fees                  1.40%    1.50%    1.50%    1.50%    1.40%
  Expenses excluding
    reimbursement/waiver
    of fees                  1.55%    1.99%    1.85%    1.68%    1.43%
  Net investment income
    including
    reimbursement/waiver
    of fees                  (0.79)%   (0.93)%   (0.71)%   (0.09)%   0.43%
Portfolio Turnover Rate       195%      87%     209%      44%      57%

--------------

(a) The Fund changed its name from "Schroder U.S. Diversified Growth Fund" to "Schroder U.S. Large Cap Equity Fund" effective September 14, 2000.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (see Note 3).
(c) Net assets as of October 31, 2000 reflect the Fund's acquisition of the net assets of Schroder Large Capitalization Equity Fund as of September 11, 2000. See Note 10.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALLER COMPANIES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    Selected per share data and ratios for an Investor Share outstanding throughout each period:

                            For the Year     For the Period        For the Year Ended       For the Period     For the Year
                                Ended             Ended                  May 31                  Ended             Ended
                             October 31,       October 31,     --------------------------       May 31,         October 31,
                                2000            1999 (b)           1999          1998          1997 (g)          1996 (a)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period          $ 12.79           $ 12.80         $  14.76       $ 13.26         $ 17.23           $ 15.14
                               -------           -------         --------       -------         -------           -------
Investment Operations (c)
  Net Investment Income
    (Loss)                       (0.08)            (0.03)           (0.09)        (0.06)          (0.02)            (0.06)
  Net Realized and
    Unrealized Gain
    (Loss) on Investments         5.30              0.02            (1.84)         2.82            1.88              4.10
                               -------           -------         --------       -------         -------           -------
Total from Investment
  Operations                      5.22             (0.01)           (1.93)         2.76            1.86              4.04
                               -------           -------         --------       -------         -------           -------
Distributions From
  Net Investment Income             --                --               --            --              --                --
                               -------           -------         --------       -------         -------           -------
  Net Realized Gain on
    Investments                     --                --            (0.03)        (1.26)          (5.83)            (1.95)
Total Distributions                 --                --            (0.03)        (1.26)          (5.83)            (1.95)
                               -------           -------         --------       -------         -------           -------
Net Asset Value, End of
  Period                       $ 18.01           $ 12.79         $  12.80       $ 14.76         $ 13.26           $ 17.23
                               =======           =======         ========       =======         =======           =======
Total Return (d)                 40.81%            (0.08)%         (13.08)%       21.63%          14.73%            29.35%

Ratios and Supplementary
  Data
Net Assets at End of
  Period (in thousands)        $63,637           $42,177         $ 47,870       $51,679         $26,104           $13,743
Ratios to Average Net
  Assets: (c)
  Expenses including
    reimbursement/waiver
    of fees                      1.18%             1.35%(e)         1.42%         1.37%           1.49%(e)          1.49%
  Expenses excluding
    reimbursement/waiver
    of fees                      1.18%             1.35%(e)         1.45%         1.37%           1.87%(e)            N/A
  Net investment income
    (loss) including
    reimbursement/ waiver
    of fees                      (0.55)%           (0.54)%(e)       (0.65)%       (0.51)%         (0.42)%(e)        (0.35)%
Portfolio Turnover Rate
  (f)                             172%               52%             119%           55%             34%               59%

------------------

(a)  On August 15, 1996, the Fund converted to a master-feeder structure.
(b) Effective October 31, 1999, the Fund changed it's fiscal year end from May 31 to October 31.
(c) From November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. Since June 1, 1999, the income, expenses were directly accrued to the Fund.
(d) Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(e)  Annualized.
(f) The portfolio turnover rates for the periods October 31, 1996 through May 31, 1999, represent the turnover of the underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a porfolio of securities.
(g) Effective May 31, 1997, the Fund changed its fiscal year end from October 31 to May 31.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MICRO CAP FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    Selected per share data and ratios for an Investor Share outstanding throughout each period:

                                   For the Year          For the Period        For the Year      For the Period
                                       Ended                  Ended                Ended              Ended
                                 October 31, 2000     October 31, 1999 (a)     May 31, 1999     May 31, 1998 (d)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                           $       24.59             $ 20.18              $ 14.26         $       10.00
                                   -------------             -------              -------         -------------
Investment Operations
  Net Investment Income (Loss)             (0.11)              (0.06)               (0.13)                (0.04)
  Net Realized and Unrealized
    Gain (Loss) on Investments             28.83                4.47                 8.28                  4.50
                                   -------------             -------              -------         -------------
Total from Investment
  Operations                               28.72                4.41                 8.15                  4.46
                                   -------------             -------              -------         -------------
Distributions From
  Net Investment Income                       --                  --                   --                    --
  Net Realized Gain on
    Investments                            (7.12)                 --                (2.23)                (0.20)
                                   -------------             -------              -------         -------------
Total Distributions                        (7.12)                 --                (2.23)                (0.20)
                                   -------------             -------              -------         -------------
Net Asset Value, End of Period     $       46.19             $ 24.59              $ 20.18         $       14.26
                                   =============             =======              =======         =============
Total Return (b)                         154.40%              21.85%               64.56%                45.41%

Ratios and Supplemental Data:
Net Assets at End of Period
  (in thousands)                   $      80,985             $20,596              $14,317         $       6,340
Ratios to Average Net Assets:
  Expenses including
    reimbursement/ waiver of
    fees                                   2.00%               2.00%(c)             2.00%                 2.00%(c)
  Expenses excluding
    reimbursement/ waiver of
    fees                                   2.06%               2.53%(c)             3.27%                 6.02%(c)
  Net investment income
    including
    reimbursement/waiver of
    fees                                 (0.40)%             (0.73)%(c)           (1.10)%               (0.77)%(c)
Portfolio Turnover Rate                     725%                173%                 341%                  166%

--------------

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(c)  Annualized.
(d)  The Fund commenced operations on October 15, 1997.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000
NOTE 1. ORGANIZATION

      Schroder Capital Funds (Delaware) (the "Trust"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. The Trust has an unlimited number of authorized shares which are divided into seven separate investment portfolios, six of which are included in this report: Schroder International Fund, Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder U.S. Large Cap Equity Fund, Schroder U.S. Smaller Companies Fund and Schroder Micro Cap Fund (collectively, the "Funds"). As of October 31, 2000, each Fund had Investor Shares outstanding.

      As of June 23, 2000, the Advisor Shares of Schroder U.S. Smaller Companies Fund were recapitalized into Investor Shares, such that the Fund no longer has any Advisor Shares outstanding. As of September 14, 2000, Schroder U.S. Diversified Growth Fund changed its name to Schroder U.S. Large Cap Equity Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      The following is a summary of significant accounting policies followed by the Trust which are in conformity with accounting principles generally accepted in the United States of America.

  VALUATION OF INVESTMENTS

      Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value, unless the investment adviser believes another valuation is more appropriate. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees ("Trustees").

  REPURCHASE AGREEMENTS

      When entering into repurchase agreements, it is each Fund's policy (other than Schroder U.S. Large Cap Equity Fund which is prohibited from investing in repurchase agreements) that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  INVESTMENT TRANSACTIONS

      Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on realized gains and unrealized appreciation.

  INVESTMENT INCOME

      Dividend income is recorded on the ex-dividend date except that certain foreign dividends are recorded as the Funds are informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

  EXPENSES

      Expenses are recorded on an accrual basis. Most of the expenses of the Trust can be directly attributable to a specific Fund and/or class of shares. Expenses not directly attributable to a specific Fund and/or class of shares are allocated among the Funds and/or classes of shares in such a manner as deemed equitable by Schroder Investment Management North America Inc., ("SIMNA"), investment adviser to the Trust, or the Trustees.

  DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders from net investment income and net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

      With respect to each Fund that offered two classes of shares during the periods shown, investment income, common expenses of a Fund and gains/losses on investments were allocated to both classes of the Fund based on the respective daily net asets of each class. Shareholder servicing fees related to Advisor Shares were charged directly to that class. Neither class had preferential dividend rights. Dividends, if any, paid by a Fund on its two classes of shares normally differed in amounts due to the differing expenses borne by each class.

  DEFERRED ORGANIZATION COSTS

      Costs incurred by the Funds in connection with their organizations are amortized on a straight-line basis over a five-year period.

  FEDERAL INCOME TAXES

      It is the policy of the Trust for each Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      Schroder U.S. Smaller Companies Fund for its tax year end of May 31, 2000 utilized $5,190,650 of capital loss carryforward. As of October 31, 2000, the Fund listed below had net tax basis capital loss carryforwards, for federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

FUND                                        AMOUNT    EXPIRATION DATE
----                                      ----------  ----------------
Schroder Emerging Markets Fund            $2,912,589  October 31, 2008

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for losses deferred due to wash sales, net operating losses, passive foreign investment companies, tax treatment of foreign currency and excise tax regulations.

      At October 31, 2000, the Trust reclassified the following amounts between capital paid in, undistributed net investment income and accumulated net realized gain/loss:

                                                                       INCREASE
                                                         INCREASE     (DECREASE)
                                        INCREASE      UNDISTRIBUTED   ACCUMULATED
                                       (DECREASE)     NET INVESTMENT   REALIZED
                                     CAPITAL PAID IN      INCOME      GAIN (LOSS)
                                     ---------------  --------------  -----------
Schroder International Fund            $ 2,115,877       $390,158     $(2,506,035)
Schroder Emerging Markets Fund              54,546        141,268        (195,814)
Schroder International Smaller
  Companies Fund                                --         57,965         (57,965)
Schroder U.S. Large Cap Equity Fund       (666,543)       154,489         512,054
Schroder U.S. Smaller Companies
  Fund                                  (1,043,424)       406,995         636,429
Schroder Micro Cap Fund                         --        198,550        (198,550)

      These reclassifications had no impact on the net asset value of the Funds and are designed to present each Fund's capital account on a tax basis.

  FOREIGN CURRENCY

      Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows:
  (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

      Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3. INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENTS

      The Trust has entered into an investment advisory agreement with SIMNA. Under this agreement, SIMNA provides investment management services and is entitled to receive for its services compensation payable monthly at the following annual rates based on average daily net assets of each Fund taken separately: 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for the Schroder International Fund; 1.00% for the Schroder Emerging Markets Fund; 0.85% for the Schroder International Smaller Companies Fund; 0.75% of the first $100 million, and 0.50% in excess of $100 million for the Schroder U.S. Large Cap Equity Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for the Schroder U.S. Smaller Companies Fund; and 1.25% for the Schroder Micro Cap Fund. SIMNA was contractually obligated, in any event, to waive the investment advisory fees paid to it by Schroder U.S. Large Cap Equity Fund by 0.10% through September 11, 2000. SIMNA has contractually agreed to limit the advisory fees paid to it by Schroder U.S. Large Cap Equity Fund to 0.50% through October 31, 2001. In addition, SIMNA is contractually obligated through October 31, 2001 to waive 0.10% of the advisory fees payable by Schroder International Smaller Companies Fund. SIMNA has contractually agreed to limit the investment advisory fees payable to it by Schroder International Fund through October 31, 2001 to the annual rate of 0.45% of the Fund's average daily net assets.

      The administrator of the Trust is Schroder Fund Advisors Inc. ("Schroder Advisors") a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate payable monthly of: 0.225% of the average daily net assets of the Schroder International Fund; and 0.25% of the average daily net assets of the Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder U.S. Smaller Companies Fund and Schroder Micro Cap Fund.

      In addition, the Trust has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") and Schroder Advisors. Under that Agreement, the Trust, together with other mutual funds managed by SIMNA and certain related entities, pays fees to State Street based on the combined average daily net assets of all of the Funds in the Schroder complex, according to the following annual rates: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of assets in excess of $3.4 billion, subject to certain minimum requirements.

      In order to limit the Fund's expenses, SIMNA and Schroder Advisors are contractually obligated to reduce their compensation (and, if necessary, to pay certain expenses of the Trust) until October 31, 2001, to the extent that each Fund's total operating expenses attributable to its Investor Shares exceed the following annual rates (based on average net assets of each Fund's Investor Shares taken separately): Schroder International Fund: 0.99%; Schroder Emerging Markets Fund: 1.70%; Schroder International Smaller Companies Fund: 1.50%; Schroder U.S. Large Cap Equity Fund: 1.50%; Schroder U.S. Smaller Companies Fund: 1.49% and Schroder Micro Cap Fund: 2.00%.

      SIMNA and Schroder Advisors were contractually obligated to reduce their compensation (and, if necessary, to pay certain expenses of the Trust) to the extent that each Fund's total operating expenses attributable to its Advisor Shares exceed the following annual rates: Schroder International Fund: 1.24%; Schroder Emerging Markets Fund: 1.95%; Schroder International Smaller Companies Fund: 1.75%; Schroder U.S. Large Cap Equity Fund: 1.75% and Schroder U.S. Smaller Companies Fund: 1.74%.

NOTE 4. SHAREHOLDER SERVICING PLAN

      The Trust adopted a Shareholder Servicing Plan (the "Plan"), for Advisor Shares under which Schroder Advisors, or other shareholder servicing organizations, provided administrative support services to shareholders of a Fund's Advisor Shares. For providing for, or arranging for the provision of, these shareholder services,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
  Schroder Advisors was entitled to receive compensation monthly at an annual rate of up to 0.25% of the average net assets of a Fund attributable to its Advisor Shares. As a result of the recapitalization and discontinuation of the Advisor Shares, the Shareholder Servicing Plan is no longer in use for any of the Funds.

NOTE 5. TRANSACTIONS WITH AFFILIATES

  TRUSTEES' FEES

      The Trust pays no compensation to Trustees who are interested persons of the Trust, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, with the exception of Schroder Series Trust II, trustees who are not interested persons of the Trust, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

NOTE 6. INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales of investments, excluding short-term securities for each Fund and securities received from any mergers, for the year ended October 31, 2000 were as follows:

                                              NON-          NON-
                                           GOVERNMENT    GOVERNMENT
                                           PURCHASES       SALES
                                          ------------  ------------
Schroder International Fund.............  $153,270,434  $228,558,204
Schroder Emerging Markets Fund..........    79,629,154    45,340,410
Schroder International Smaller Companies
  Fund..................................    18,184,719    12,773,284
Schroder U.S. Large Cap Equity Fund.....    38,990,538    38,243,128
Schroder U.S. Smaller Companies Fund....    88,025,666    95,757,380
Schroder Micro Cap Fund.................   294,533,842   290,118,170

      At October 31, 2000, the identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

                                                       GROSS UNREALIZED        NET UNREALIZED
                                                 ----------------------------  APPRECIATION/
                                IDENTIFIED COST  APPRECIATION  (DEPRECIATION)  (DEPRECIATION)
                                ---------------  ------------  --------------  --------------
Schroder International Fund...   $106,181,116    $ 5,351,600    $(7,577,396)    $(2,225,796)
Schroder Emerging Markets
  Fund........................     35,864,110      1,277,949     (6,569,062)     (5,291,113)
Schroder International Smaller
  Companies Fund..............     17,992,769      2,990,533     (2,682,566)        307,967
Schroder U.S. Large Cap Equity
  Fund........................     43,815,405      6,770,660     (2,406,215)      4,364,445
Schroder U.S. Smaller
  Companies Fund..............     51,923,473     13,555,762     (2,840,015)     10,715,747
Schroder Micro Cap Fund.......     77,290,244      7,995,387     (1,349,926)      6,645,461

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7. PORTFOLIO INVESTMENT RISKS

      Schroder International Smaller Companies Fund has a relatively large number of portfolio securities invested in companies domiciled in the United Kingdom, France, Germany and Japan. The Fund may be more susceptible to political, social and economic events adversely affecting those countries than securities not so invested.

      Schroder Emerging Markets Fund may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, the Fund is susceptible to a range of factors that could adversely affect that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Fund invests in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

      Option contracts involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Options also involve the risk that the other party to the transaction will be unable to meet its obligation or that the Funds will be unable to close out the position at any particular time or at an acceptable price.

NOTE 8. BENEFICIAL INTEREST

      The following table shows the number of shareholders each owning beneficially or of record 5% or more of shares of a Fund outstanding as of October 31, 2000 and the total percentage of shares of the Fund held by such shareholders.

                                              5% OR GREATER
                                               SHAREHOLDERS
                                          ----------------------
                                          NUMBER  % OF FUND HELD
                                          ------  --------------
Schroder International Fund.............      4            66%
Schroder Emerging Markets Fund..........      5            96%
Schroder International Smaller Companies
  Fund..................................      3            84%
Schroder U.S. Large Cap Equity Fund.....      3            51%
Schroder U.S. Smaller Companies Fund....      4            83%
Schroder Micro Cap Fund.................      5            65%

NOTE 9. LINE OF CREDIT

      The Trust and other Schroder Funds managed by SIMNA (the "Participants"), share in a $37.5 million unsecured revolving credit facility with State Street for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of 0.08%, which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the federal funds rate plus 0.50% at the time of the borrowing. To the extent permitted by a Fund's investment policies and to the extent amounts remain available for borrowing under the facility, each Fund may borrow up to a maximum of 33 percent of its respective net assets under the agreement. For the year ended October 31, 2000, the Funds had no borrowings against the line of credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 10. MERGER

      As of the close of business on September 11, 2000, Schroder U.S. Diversifed Growth Fund acquired all the net assets of Schroder Large Capitalization Fund, a series of Schroder Series Trust, pursuant to a plan of reorganization approved by the shareholders of Schroder Large Capitalization Fund on September 8, 2000. The merged fund is now named Schroder U.S. Large Cap Equity Fund. The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

                                                    AT CLOSE OF BUSINESS SEPTEMBER 11, 2000
                                     ----------------------------------------------------------------------
                                     LARGE CAPITALIZATION EQUITY FUND  US DIVERSIFIED GROWTH  MERGED ASSETS
                                     --------------------------------  ---------------------  -------------
Net Assets.........................            $37,300,982                  $15,239,808        $52,540,790
Unrealized Appreciation............            $ 4,796,338                  $ 1,078,258        $ 5,876,596
Shares Outstanding.................              3,274,659                    2,949,839         10,169,872
Net Asset Value Per Share..........            $     11.39                  $      5.17        $      5.17

  ------------------------------------------------------------------------------

  REPORT OF INDEPENDENT ACCOUNTANTS

  To the Trustees and Shareholders of Schroder Capital Funds (Delaware):

  In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schroder Capital Funds (Delaware) (consisting of Schroder International Fund, Schroder Emerging Markets Fund, Schroder International Smaller Companies Fund, Schroder U.S. Large Cap Equity Fund (formerly Schroder U.S. Diversified Growth Fund), Schroder U.S. Smaller Companies Fund and Schroder Micro Cap Fund) (collectively the "Funds") at October 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

  PricewaterhouseCoopers LLP

  Boston, Massachusetts
  December 15, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER CAPITAL FUNDS
--------------------------------------------------------------------------------

TAX INFORMATION NOTICE (UNAUDITED)

    For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended October 31, 2000:

    The Funds listed below designated the following amounts as long term capital gain dividends:

                                                    CAPITAL GAIN DIVIDENDS
                                                          LONG TERM
                                                    ----------------------
Schroder International Fund.......................        $9,019,111
Schroder Emerging Markets Fund....................            64,974
Schroder International Smaller Companies Fund.....             2,538
Schroder U.S. Large Cap Equity Fund...............         1,620,474

    The Funds listed below have designated the following amounts as foreign tax credits for federal income tax purposes:

Schroder International Fund.......................  $239,075
Schroder International Smaller Companies Fund.....   22,472

    These credits will affect only those shareholders of the Funds who are holders on the dividend record date in December 2000. Accordingly, shareholders will receive more detailed information along with their Form 1099-DIV in January 2001.

    On December 18, 2000, the Funds made the following per share distribution to shareholders of record December 15, 2000:

                                        NET
                                     INVESTMENT   SHORT TERM    LONG TERM
                                       INCOME    CAPITAL GAIN  CAPITAL GAIN
                                     ----------  ------------  ------------
Schroder International Fund........  $0.307933    $ 1.24072      $5.63710
Schroder International Smaller
  Companies Fund...................   0.092924      1.08477       1.52952
Schroder U.S. Smaller Companies
  Fund.............................     --         22.98281       0.15035
Schroder Micro Cap Fund............     --          1.82578       1.47389

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Schroder Investment Management
  North America Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

TRUSTEES

Sharon L. Haugh, CHAIRMAN
Catherine A. Mazza, VICE CHAIRMAN
David N. Dinkins
Peter E. Guernsey
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab

ADMINISTRATOR & DISTRIBUTOR

Schroders Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

TRANSFER & SHAREHOLDER
SERVICING AGENT

Boston Financial Data Services, Inc.

CUSTODIAN

State Street Bank and Trust Company

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

COUNSEL

Ropes & Gray

The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust.

Schroder Capital Funds
P.O. Box 8507
Boston, MA 02266
800-464-3108

                                                                 [SCHRODER LOGO]

                                      ------------------------------------------

            SCHRODER CAPITAL
            FUNDS

               Schroder International Fund

               Schroder Emerging Markets Fund

               Schroder International Smaller Companies Fund

               Schroder U.S. Large Cap Equity Fund

               Schroder U.S. Smaller Companies Fund

               Schroder Micro Cap Fund
              ANNUAL REPORT
                 October 31, 2000

SF1200AR